File No. 333-116023
                                                                     Rule 497(c)
                                                                     Rule 497(h)


PROSPECTUS
----------
                                18,500,000 SHARES

                     FIRST TRUST/FIDUCIARY ASSET MANAGEMENT
                                COVERED CALL FUND

                                  COMMON SHARES
                                $20.00 PER SHARE

                               ------------------

     The Fund. First Trust/Fiduciary Asset Management Covered Call Fund (the "Fund") is a newly organized, diversified, closed-end management investment company.

     Investment Objective. The Fund's investment objective is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities and writing (selling) call options on at least 80% of the Fund's managed assets. There can be no assurance that the Fund's investment objective will be achieved.
                                                   (continued on following page)

     INVESTING IN THE FUND'S COMMON SHARES INVOLVES CERTAIN RISKS THAT ARE DESCRIBED IN THE "RISKS" SECTION BEGINNING ON PAGE 23 OF THIS PROSPECTUS.

                               ------------------


                                                        Per Share      Total
                                                        ---------      -----
Public offering price                                     $20.00    $370,000,000
Sales load (1)                                              $.90     $16,650,000
Estimated offering expenses (2)                             $.04        $740,000
Proceeds, after expenses, to the Fund                     $19.06    $352,610,000


     (1) The Fund has agreed to pay the underwriters $.00667 per common share as a partial reimbursement of expenses incurred in connection with the offering and to pay certain fees to counsel to the underwriters. The Fund's investment adviser, First Trust Advisors L.P. (not the Fund), will pay Merrill Lynch, Pierce, Fenner & Smith Incorporated additional compensation. In addition, First Trust Advisors L.P. (not the Fund) will pay A.G. Edwards & Sons, Inc. and Raymond James & Associates, Inc. an incentive fee. The total amount of the foregoing payments, together with any reimbursement to First Trust Portfolios, L.P. for distribution services, will not exceed 4.5% of the total price to the public of the common shares sold in this offering. See "Underwriting."

     (2) Total expenses of the offering of the common shares of the Fund paid by the Fund (other than sales load, but including the $.00667 per common share partial reimbursement of certain underwriter expenses) are estimated to be $740,000, which represents $.04 per common share issued. The Fund's investment adviser has agreed to pay (i) all organizational expenses and (ii) all offering costs of the Fund (other than sales load, but including the reimbursement described above) that exceed $.04 per common share. The Fund's sub-adviser, Fiduciary Asset Management, LLC, has agreed to reimburse the Fund's investment adviser for one-half of such organizational expenses and offering costs of the Fund that exceed $.04 per common share.

     The underwriters may also purchase up to an additional 2,775,000 common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments.


     Neither the Securities and Exchange Co mmission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


     The common shares will be ready for delivery on or about August 31, 2004.


                               ------------------

Merrill Lynch & Co.                                 A.G. Edwards                                      Raymond James
Wachovia Securities                                 Advest, Inc.                              Robert W. Baird & Co.
Ferris, Baker Watts                       J.J.B. Hilliard, W.L. Lyons, Inc.                 KeyBanc Capital Markets
   Incorporated
Legg Mason Wood Walker                            Oppenheimer & Co.                             RBC Capital Markets
     Incorporated
Ryan Beck & Co.                              Wedbush Morgan Securities Inc.             Wells Fargo Securities, LLC

                               ------------------


                 The date of this prospectus is August 26, 2004.



Front Cover


(continued from previous page)

     Investment Strategy. Under normal market conditions, the Fund will pursue an integrated investment strategy in which the Fund will invest substantially all of its managed assets in a diversified portfolio of common stock of U.S. corporations and U.S. dollar-denominated equity securities of foreign issuers, in each case that are traded on U.S. securities exchanges, and on an ongoing and consistent basis, write (sell) covered call options on at least 80% of the Fund's managed assets. Common stocks will be selected by the Fund's sub-adviser utilizing a combination of its proprietary quantitative/qualitative selection criteria. The Fund will normally write (sell) covered call options against the equity securities held in the Fund's portfolio with strike prices and expiration dates that are collectively intended to provide risk/reward characteristics that are consistent with the Fund's investment objective.

     There can be no assurance that the Fund's investment strategy will be successful or that the Fund will achieve its investment objective. See "Prospectus Summary-Investment Objective and Policies" for a complete description of the Fund's investment strategy.


     No Prior Trading History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors who expect to sell their shares in a relatively short period after completion of the public offering. The Fund's common shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol "FFA."


     Investment Adviser and Sub-Adviser. First Trust Advisors L.P. ("First Trust Advisors" or the "Adviser") will be the Fund's investment adviser, responsible for supervising the Fund's sub-adviser, monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Adviser, in consultation with the Sub-Adviser (as defined below), is also responsible for determining the Fund's overall investment strategy and overseeing its implementation. Fiduciary Asset Management, LLC ("Fiduciary Asset Management" or the "Sub-Adviser") will be the Fund's sub-adviser.


     First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $12.7 billion in assets which it managed or supervised as of July 31, 2004. Fiduciary Asset Management serves as investment adviser or portfolio supervisor to investment portfolios with approximately $13.1 billion in assets which it managed or supervised as of July 31, 2004. See "Management of the Fund" in this prospectus and "Investment Adviser" and "Sub-Adviser" in the Fund's Statement of Additional Information ("SAI").


     You should read this prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. The SAI, dated August 26, 2004, and as it may be supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 44 of this prospectus, by calling (800) 988-5891 or by writing to the Fund, or you may obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).



     The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Prospectus Summary .....................................................     4
Summary of Fund Expenses ...............................................    18
The Fund ...............................................................    19
Use of Proceeds ........................................................    19
The Fund's Investments .................................................    19
Risks ..................................................................    23
Management of the Fund .................................................    30
Net Asset Value ........................................................    31
Distributions ..........................................................    32
Dividend Reinvestment Plan .............................................    33
Description of Shares ..................................................    34
Certain Provisions in the Declaration of Trust .........................    34
Structure of the Fund; Common Share Repurchases; Change in
   Fund Structure.......................................................    35
Tax Matters.............................................................    37
Underwriting ...........................................................    39
Custodian, Administrator and Transfer Agent ............................    43
Legal Opinions .........................................................    43
Table of Contents of the Statement of Additional Information ...........    44

                               ------------------

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NEITHER THE FUND NOR THE UNDERWRITERS HAVE AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. NEITHER THE FUND NOR THE UNDERWRITERS ARE MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE AS OF THE DATE ON THE FRONT COVER ONLY.

                               PROSPECTUS SUMMARY

     This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund's common shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information, especially the information set forth under the heading "Risks."

The Fund.........................   First Trust/Fiduciary Asset Management
                                    Covered Call Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's principal office is located at 1001
                                    Warrenville Road, Suite 300, Lisle, Illinois
                                    60532, and its telephone number is (630)
                                    241-4141.


The Offering.....................   The Fund is offering 18,500,000 common
                                    shares of beneficial interest at $20.00 per share through a group of underwriters (the
                                    "Underwriters") led by Merrill Lynch,
                                    Pierce, Fenner & Smith Incorporated
                                    ("Merrill Lynch"), A.G. Edwards & Sons, Inc.
                                    ("A.G. Edwards") and Raymond James &
                                    Associates, Inc. ("Raymond James"). The
                                    common shares of beneficial interest are called "Common Shares" in this prospectus.
                                    You must purchase at least 100 Common Shares in this offering. The Fund has given the Underwriters an option to purchase up to 2,775,000 additional Common Shares to cover orders in excess of 18,500,000 Common
                                    Shares. First Trust Advisors L.P. ("First
                                    Trust Advisors" or the "Adviser") has agreed to pay (i) all organizational expenses and
                                    (ii) all offering costs of the Fund (other than sales load but including a partial reimbursement of certain underwriting expenses) that exceed $.04 per Common Share.
                                    Fiduciary Asset Management, LLC ("Fiduciary
                                    Asset Management" or the "Sub-Adviser") has agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Fund that exceed $.04 per Common Share.



Listing..........................   The Fund's common shares have been approved
                                    for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol "FFA."


Investment Objective
and Policies.....................   The Fund's investment objective is to
                                    provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities and writing (selling) call options on at least 80% of the Fund's managed assets. The term "managed assets" means the average daily gross assets of the Fund minus the sum of the Fund's accrued and unpaid dividends on any outstanding Common Shares and accrued liabilities (including the value of call options written (sold)). There can be no assurance that the Fund's investment objective will be achieved.

                                    Under normal market conditions, the Fund will pursue an integrated investment strategy in which the Fund will invest substantially all of its managed assets in a diversified portfolio of common stock of U.S. corporations and U.S. dollar-denominated equity securities of foreign issuers, in each case that are traded on U.S. securities exchanges, and on an ongoing and consistent basis, write (sell) covered call options on at least 80% of the Fund's managed assets. The Fund seeks to produce a high level of current income and gains primarily from the premium income it receives from writing (selling) call options, from dividends received on the equity securities held in the Fund's portfolio and, to a lesser extent, from capital appreciation in the value of equity securities underlying such covered call options.

                                    o  Common Stock/Equity Securities--Common
                                       stocks and equity securities will be
                                       selected by the Sub-Adviser utilizing its proprietary quantitative/qualitative selection criteria. The Sub-Adviser's quantitative/qualitative selection criteria will focus on sectors, industries and individual common stocks and equity securities that exhibit strong fundamental characteristics. The Fund may invest up to 20% of its managed assets in U.S. dollar-denominated equity securities of foreign issuers. In addition, the Fund may invest up to 10% of its managed assets in equity securities of other investment companies that invest primarily in securities of the type in which the Fund may invest directly.

                                    o  Covered Call Options--The Fund will write
                                       (sell) covered call options, including
                                       Long-Term Equity AnticiPation Securities
                                       ("LEAPS(R)"), against the equity
                                       securities held in the Fund's portfolio
                                       with strike prices (defined below) and
                                       expiration dates (defined below) that are collectively intended to provide risk/reward characteristics that are consistent with the Fund's investment objective. The Fund will write (sell) covered call options with respect to at least 80% of its managed assets. The Sub-Adviser believes that writing (selling) call options will provide the Fund with current income and may enhance the Fund's total return in a neutral to modestly rising market and provide a partial hedge in a declining market.

                                       The options the Fund intends to write
                                       (sell) are considered "covered" because
                                       the Fund will own equity securities
                                       against which the options are written
                                       (sold). As a result, the number of call
                                       options the Fund can write (sell) is
                                       normally limited by the number of equity securities the Fund holds in its portfolio. The Fund will not write (sell) "naked" call options; i.e., options on more equity securities than are held in the Fund's portfolio. By writing (selling) covered call options, the Sub-Adviser seeks to generate income, in the form of the premiums received for writing (selling) the call options. The Sub-Adviser will consider several factors when writing (selling) call options, including the overall equity market outlook, sector and/or industry attractiveness, individual security considerations, and relative and/or historical levels of option premiums.

                                       When the Fund writes (sells) a call
                                       option, it is selling to the buyer (the
                                       "option holder") the right, but not the
                                       obligation, to purchase a particular
                                       asset (e.g., the underlying equity
                                       security) from the Fund at a fixed price
                                       (the "strike price") on or before a
                                       specified date (the "expiration date"). A call option normally represents the right to purchase 100 shares of the underlying equity security. In exchange for the right to purchase the underlying equity security, the option holder pays a fee or "premium" to the Fund. For example, the buyer of one ABC June 110 call option at $1.00 has paid to the writer (seller) a premium of $1.00 to acquire the right to purchase 100 shares of ABC at $110 up until the call option's June expiration date. All call options covering ABC are referred to as an "option class." Each individual option with a distinctive trading month and strike price is an "option series."


                                       The Fund will write (sell) call options
                                       that are generally issued, guaranteed and cleared by The Options Clearing Corporation ("OCC"), a registered clearing corporation. Listed call options are traded on the American Stock Exchange, Chicago Board Options Exchange, International Securities Exchange, New York Stock Exchange, Pacific Stock Exchange, Philadelphia Stock Exchange and various other U.S. options exchanges. Conventional listed call options have expiration dates that can generally be up to nine months from the date the call options are first listed for trading. Longer-term call options, such as LEAPS(R), can have expiration dates up to three years from the date of listing. Call options are generally categorized as American-style options or European-style options. The call options the Fund intends to write (sell) will generally be American- style options, which may be exercised at any time between the date of purchase and the expiration date. The Fund may also write (sell) European-style options, which may be exercised only during a specified period of time just prior to the expiration date. In certain limited circumstances in which the illiquidity of a market for a particular option effectively precludes the Fund from writing (selling) a covered call option in a manner consistent with the Fund's investment objective and strategy, the Fund may write (sell) over-the-counter covered calls.


                                       The Fund intends to primarily write
                                       (sell) call options which are "out-
                                       of-the-money." Out-of-the-money call
                                       options are options with a strike price
                                       above the current market price of the
                                       underlying equity security.
                                       Out-of-the-money options will generate
                                       premium income to the Fund as well as
                                       provide for potential appreciation in the equity security to the extent of the difference between the strike price and the purchase price of such equity security. The Fund may also write (sell) "in-the-money" and "at-the-money" call options. In-the-money call options are call options with a strike price below the current market price of the underlying equity security and at-the-money call options are options with a strike price equal to the current price of the underlying equity security. The Fund may write (sell) in-the-money and at-the-money call options as a defensive measure to protect against a possible decline in the underlying equity security.

                                       As share prices of equity securities held in the Fund's portfolio approach the call option's strike price, there is a greater likelihood that the call option could be exercised by the option holder and the Fund forced to sell the equity security. While this may be beneficial to the Fund in certain circumstances, the Fund intends to minimize undesirable option exercises by entering into covering transactions in which the Fund will purchase call options of the same option series as the written (sold) call option, which has the economic effect of canceling the written (sold) call option.

                                    The Fund's investment objective is
                                    considered fundamental and may not be
                                    changed without the approval of the holders of the Common Shares (the "Common Shareholders"). Unless otherwise stated in this prospectus or the SAI, the remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees of the Fund (the "Board of Trustees") without Common Shareholder approval. The Fund will provide investors with at least 60 days prior notice of any change in the Fund's investment strategy. The Fund cannot assure you that it will achieve its investment objective. See "The Fund's Investments" and "Risks" in this prospectus and "Investment Policies and Techniques" in the SAI.

Investment Adviser
and Sub-Adviser..................   First Trust Advisors will be the Fund's
                                    investment adviser, responsible for
                                    supervising the Sub-Adviser, monitoring the
                                    Fund's investment portfolio, managing the
                                    Fund's business affairs and providing
                                    certain clerical and bookkeeping and other administrative services. The Adviser, in consultation with the Sub-Adviser, is also responsible for determining the Fund's overall investment strategy and overseeing its implementation. Fiduciary Asset
                                    Management will be the Fund's sub-adviser, responsible for the day-to-day execution of the Fund's investment strategy, providing investment research and making and executing recommendations for the purchase and sale of securities.


                                    First Trust Advisors, a registered
                                    investment adviser, is an Illinois limited partnership formed in 1991. First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $12.7 billion in assets, which it managed or supervised as of July 31, 2004.

                                    Fiduciary Asset Management is a Missouri limited liability company and a registered investment adviser, which manages a broad range of equity and fixed income strategies for institutional and private wealth clients and acts as sub-adviser to another registered investment company managed by the Adviser. Founded in 1994, Fiduciary Asset Management serves as investment adviser or portfolio supervisor to investment portfolios with approximately $13.1 billion in assets, which it managed or supervised as of July 31, 2004.


Distributions....................   The Fund's present policy, which may be
                                    changed at any time by the Fund's Board of Trustees, is to distribute at least quarterly all, or substantially all, of its net investment income as dividends to Common
                                    Shareholders. In addition, the Fund intends to distribute any net long- term capital gains to Common Shareholders as long-term capital gain dividends at least annually.
                                    Dividends from equity securities and short-term capital gain (for example, premiums earned in connection with writing (selling) call options) will be the Fund's main sources of net investment income. In addition, the Fund may receive net investment income from certain hedging and interest rate transactions and other investments. Moreover, the Fund may realize capital gains or losses when it sells its portfolio securities, depending on whether the sale prices for the securities are higher or lower than the purchase prices, or when call options expire, are exercised or are cancelled pursuant to a closing transaction, depending on the timing of such transactions. Unless you elect to receive cash distributions, your distributions of net investment income and capital gains dividends will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan. See
                                    "Distributions" and "Dividend Reinvestment
                                    Plan."

                                    Distributions by the Fund of its net
                                    investment income and of any net capital gains, whether paid in cash or reinvested in additional Common Shares, will be taken into account in measuring the performance of the Fund with respect to its investment objective.

Tax Matters......................   Distributions from the Fund's net investment
                                    income (including dividends and net
                                    short-term capital gains) are generally
                                    taxable to a Common Shareholder as ordinary income, except to the extent they qualify as "qualified dividend income" as discussed below. Fund distributions of net capital gain (the excess of long-term capital gain over short-term capital loss) are generally taxable to a Common Shareholder as long-term capital gain regardless of how long the Common Shareholder has held Fund Common
                                    Shares.

                                    Option premiums will be treated by the Fund as either short-term or long-term capital gain or loss, depending on whether the call option expires, is exercised or is canceled pursuant to a closing transaction, and the timing of such transaction. See "Tax Matters" in the SAI. Distributions from "qualified dividend income" (dividends received by the Fund from domestic and certain foreign corporations) may qualify for reduced individual income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are met by the Fund and by individuals who own the Common Shares.

                                    The Fund cannot assure you as to what
                                    percentage of the distributions paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

                                    If, for any calendar year, the Fund's total distributions exceed the Fund's net investment income and net realized capital gain, such excess would generally be treated as a tax-deferred return of capital up to the amount of your tax basis in your Common Shares.

Custodian, Administrator
and Transfer Agent...............   PFPC Trust Company will serve as custodian,
                                    and PFPC Inc. will serve as administrator, fund accountant and transfer agent for the Fund. See "Custodian, Administrator and
                                    Transfer Agent."

Closed-End Structure.............   Closed-end funds differ from open-end
                                    management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in- flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities, although it is not expected that the Fund will invest in illiquid securities.

                                    Shares of closed-end funds listed for
                                    trading on a securities exchange frequently trade at a discount from net asset value. The market price of such shares may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of dividends or distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to net asset value.


                                    The Board of Trustees has reviewed the
                                    structure of the Fund in light of its
                                    investment objective and policies and
                                    believes that the closed-end fund structure is appropriate. As described in this prospectus, however, the Board of Trustees may review periodically the trading range and activity of the Common Shares with respect to its net asset value and the Board of Trustees may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares or the possible conversion of the Fund to an open-end mutual fund. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share. Investors should assume that it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end management investment company. See "Structure of the Fund; Common Share Repurchases; Change in Fund Structure."

Special Risk
Considerations...................   Risk is inherent in all investing. The
                                    following discussion summarizes some of the risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Risks."

                                    No Operating History. The Fund is a newly organized, diversified, closed- end management investment company with no history of operations.

                                    Investment and Market Risk. An investment in
                                    Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. In addition, by writing (selling) call options on the equity securities held in the Fund's portfolio, the capital appreciation potential of such securities is limited to the difference between the strike price of the call options written (sold) and the purchase price of the equity security underlying such options. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

                                    Management Risk. The Fund is subject to
                                    management risk because it is an actively managed portfolio. The Adviser and the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                                    Common Stock Risk. The Fund will have
                                    significant exposure to common stocks.
                                    Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in certain years have significantly underperformed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stocks prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.


                                    Option Risk. The Fund will write (sell) call options on at least 80% of the Fund's managed assets. These call options will give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the Fund's investment strategy depends on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold an equity security that it might otherwise sell. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying equity security at the exercise price. As the writer (seller) of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call option, but has retained the risk of loss should the price of the underlying security decline. The value of the options written (sold) by the Fund, which will be marked-to-market on a daily basis, will be affected by changes in the value and dividend rates of the underlying equity securities, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying equity securities and the remaining time to the options' expiration. The value of the options may also be adversely affected if the market for the options becomes less liquid or smaller. The value of the options will be deducted from the value of the Fund's assets when determining the Fund's net asset value.


                                    There can be no assurance that a liquid
                                    market for the options will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written (sold) on an equity security, it would not be able to sell the underlying equity security unless the option expired without exercise.

                                    The hours of trading for options may not conform to the hours during which the underlying equity securities are traded. To the extent that the options markets close before the markets for the underlying equity securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. In certain circumstances, a reduction in the exercise price of an option could reduce the Fund's capital appreciation potential on the underlying equity security.

                                    To the extent that the Fund purchases
                                    options pursuant to a hedging strategy, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying equity security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular equity security is purchased to hedge against price movements in a related equity security, the price of the put or call option may move more or less than the price of the related equity security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on an equity security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

                                    Investment Companies Risk. The Fund may
                                    invest up to 10% of its managed assets in equity securities of other open- or closed-end investment companies or unit investment trusts ("Investment Companies") that invest primarily in securities of the type in which the Fund may invest directly. The Fund anticipates that these investments will primarily be in exchange traded funds ("ETFs"). ETFs are registered investment companies, the shares of which are traded on a securities exchange like common stock. ETFs are designed to track the performance of a particular index. An investment in an ETF is subject to the risks of any investment in a broadly based portfolio of securities, including the risk that the general level of securities prices may decline, thereby adversely affecting the value of such investment. ETFs are subject to additional risks, including the fact that ETFs are not actively managed, the net asset value of ETFs may not always correspond to the market price of the underlying securities, market liquidity, and the possibility that the exchange where the ETF is traded may halt trading in the securities. As a stockholder in a registered investment company, the Fund will bear its ratable share of the ETF's expenses. Not only would Common Shareholders in the Fund bear their ratable share of the Fund's expenses, they would also indirectly bear their ratable share of the ETF's expenses if the Fund invests in an ETF.

                                    Industry and Sector Risk. The Fund may
                                    invest up to 25% of its managed assets in the equity securities of issuers in a single industry or sector of the economy. If the Fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. Individual industries or sectors may be subject to unique risks which may include, among others, governmental regulation, inflation, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, and rising interest rates.

                                    The Fund currently intends to make
                                    significant investments in equity securities of companies in the technology sector, the financial institutions sector and the consumer products sector. However, if market conditions change, the Fund's portfolio would not necessarily be composed of equity securities in these sectors, but could be composed significantly of equity securities of issuers in other sectors of the market.

                                    The technology sector may include, for
                                    example, companies that rely extensively on technology, science or communications in their product development or operations. Technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; and evolving industry standards and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Technology company stocks, especially those which are Internet-related, have experienced extreme price and volume fluctuations that are often unrelated to the operating performance of the respective company.


                                    The financial institutions sector may
                                    include, for example, commercial banks,
                                    savings and loan associations, brokerage and investment companies, insurance companies, and consumer and industrial finance companies. The industries within the financial institutions sector are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Financial institutions are subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. Profitability can be largely dependent on the availability and cost of capital funds and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Insurance companies can be subject to severe price competition. The financial institutions industries are currently undergoing relatively rapid change as existing distinctions between financial institutions segments become less clear. For example, recent business combinations have included insurance, finance, and securities brokerage under single ownership.

                                    The consumer products sector may include, for example, companies principally engaged in the manufacture and distribution of goods and services to consumers both domestically and internationally and in merchandising finished goods and services primarily to individual consumers. Consumer products companies are generally subject to the risks of cyclicality of revenues and earnings; economic recession; currency fluctuations; changing consumer tastes; extensive competition; product liability litigation; and increased governmental regulation. Generally, spending on consumer products is affected by the economic health of consumers. A weak economy, and its effect on consumer spending, would adversely affect consumer products companies.

                                    Income Risk. Net investment income paid by the Fund to its Common Shareholders is derived primarily from the premiums it receives from writing (selling) call options and, to a lesser extent, from the dividends and interest it receives from the equity securities and other investments held in the Fund's portfolio and short-term gains thereon. Premiums from writing (selling) call options and dividends and interest payments made by the securities in the Fund's portfolio can vary widely over time. Dividends on equity securities are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of the equity securities in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. As described further in "Tax Matters," "qualified dividend income" received by the Fund, except as noted below, will generally be eligible for the reduced tax rate applicable to such dividends under the "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"). Unless subsequent legislation is enacted, the reduction to tax rates as set forth in the Tax Act will expire for taxable years beginning on or after January 1, 2009. The Fund cannot assure you as to what percentage of the dividends paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.
                                    See "Tax Matters."

                                    Portfolio Turnover Risk. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. However, to the extent options written (sold) by the Fund are exercised or covered, the Fund's portfolio turnover rate will increase. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. See "Tax Matters."

                                    Non-U.S. Equity Securities Risk. The Fund may invest a portion of its assets in the equity securities of issuers domiciled in jurisdictions other than the United States. These equity securities are either in the form of American Depositary Receipts ("ADRs") or are directly listed on a U.S. securities exchange. Investments in equity securities of non-U.S. issuers involve special risks not presented by investments in equity securities of U.S. issuers, including: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non- U.S. markets are smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the adverse impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the U.S., due to blockage of foreign currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund's return. The economies and social and political climate of individual countries may differ unfavorably from those of the United States. Non- U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions, factors which may adversely affect the value of the non-U.S. equity securities held by the Fund. Unanticipated political and social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

                                    Illiquid Securities Risk. The equity
                                    securities in which the Fund will invest are publicly traded securities. However, certain public securities, particularly securities of smaller capitalized or less seasoned issuers, may from time to time lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. In the absence of an active secondary market, the Fund's ability to purchase or sell such securities at a fair price may be impaired or delayed. The call options written (sold) by the Fund generally are listed and traded on one or more domestic securities exchanges and are issued by OCC, except to the extent the Fund writes (sells) over-the-counter call options. The value of these options may be adversely affected if the market for the options becomes less liquid or smaller. In addition, if the Fund is unable to close an option position in a timely or cost effective basis, the Fund's ability to sell the underlying equity security may be limited.

                                    Tax Risk. Covered call option premiums will be treated by the Fund as either short-term or long-term capital gain or loss, depending on whether the call option expires, is exercised or cancelled pursuant to a closing transaction, and the timing of such transaction. Thus, the Fund cannot assure you as to any level of any regular quarterly distributions of net investment income (income other than net long-term capital gain) that will be treated as ordinary
                                    income, cannot assure you as to any level of capital gain distributions and cannot assure you as to any ratio of regular quarterly distributions to capital gain distributions. In addition, there can be no assurance as to the percentage of distributions on the Common Shares that will qualify for taxation to individual Common Shareholders as "qualified dividend income," and thus be eligible for taxation at the favorable rates applicable to long-term capital gains.

                                    Derivatives. In addition to the risks
                                    associated with its option strategy, the Fund may enter into hedging and strategic transactions. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions. The Fund also may purchase derivative investments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund's hedging and Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use hedging and interest rate transactions depends on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives for hedging and interest rate management purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to hedging and Strategic Transactions are not otherwise available to the Fund for investment purposes.
                                    See "Risks-Derivatives."

                                    Interest Rate Risk. Interest rate risk is the risk that equity and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of the equity securities in which the Fund invests generally will fall. The Fund's investment in such equity securities means that the net asset value and market price of the Common Shares will tend to decline if market interest rates rise. Interest rates are at or near historic lows, and as a result, they are likely to rise over time.

                                    Market Disruption Risk. The terrorist
                                    attacks in the United States on September
                                    11, 2001 had a disruptive effect on the
                                    securities markets. The ongoing United
                                    States military and related action in Iraq and events in the Middle East could have significant adverse effects on the U.S. economy, the stock market and world economies and financial markets generally.

                                    The Fund cannot predict the effects of
                                    similar events in the future on the U.S. and world economies, the value of the Common Shares or the net asset value of the Fund.

                                    Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline.

                                    Anti-Takeover Provisions. The Fund's Amended and Restated Declaration of Trust, dated May 26, 2004, (the "Declaration") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust" and "Risks-Anti-Takeover Provisions."

                                    Market Discount From Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following completion of this offering. The net asset value of the Common Shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for the Common Shares, stability of dividends or distributions, trading volume of the Common Shares, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price.

                                    Certain Other Risks. An investment in the
                                    Fund is subject to certain other risks
                                    described in the "Risks" section of this prospectus.

                            SUMMARY OF FUND EXPENSES



     The purpose of the table below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund's first full year of operations. See "Management of the Fund" and "Dividend Reinvestment Plan."



Shareholder Transaction Expenses
     Sales load paid by you (as a percentage of offering price) ...............................   4.50%
     Offering expenses borne by the Fund (as a percentage of offering price)...................    .20%(1)
     Dividend Reinvestment Plan fees...........................................................   None(2)

                                                                                               Percentage
                                                                                              of Net Assets
                                                                                              -------------
Annual Expenses
     Management Fees...........................................................................   1.00%
     Other Expenses............................................................................    .22%(3)
     Total Annual Expenses.....................................................................   1.22%
                                                                                                  =====

     (1) The Adviser has agreed to pay (i) all organizational expenses of the Fund and (ii) all offering costs of the Fund (other than sales load but including a partial reimbursement of certain underwriting expenses) that exceed $.04 per Common Share. The Sub-Adviser has agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Fund that exceed $.04 per Common Share.

     (2) You will pay brokerage charges if you direct PFPC Inc., as agent for the Common Shareholders under the Fund's Dividend Reinvestment Plan (the "Plan Agent"), to sell your Common Shares held in a dividend reinvestment account.

     (3) Other expenses are based on estimated amounts for the Fund's first year of operations.

     The following example illustrates the expenses (including the sales load of $45 and estimated offering expenses of this offering of $2) that you would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of 1.22% of net assets and (2) a 5% annual return*:


                            1 Year       3 Years        5 Years       10 Years
                            ------       -------        -------       --------
  Total expenses incurred     $59          $84           $111          $189


  * THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested into additional Common Shares at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                    THE FUND

     The Fund is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a Massachusetts business trust on May 20, 2004, pursuant to a Declaration of Trust governed by the laws of the Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, and its telephone number is (630) 241-4141.


                                 USE OF PROCEEDS


     The net proceeds of the offering of Common Shares will be approximately $352,610,000 ($405,501,500 if the Underwriters exercise the overallotment option in full) after payment of the estimated offering costs. The Adviser has agreed to pay (i) all organizational expenses and (ii) all offering costs of the Fund (other than sales load but including a partial reimbursement of certain underwriting expenses) that exceed $.04 per Common Share. The Sub-Adviser has agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Fund that exceed $.04 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. The Fund expects it will be able to invest substantially all of the net proceeds in equity securities that meet the investment objective and policies within seven days after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in cash or cash equivalents.



                             THE FUND'S INVESTMENTS


Investment Objective and Policies

     The Fund's investment objective is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities and writing (selling) call options on at least 80% of the Fund's managed assets. There can be no assurance that the Fund's investment objective will be achieved.

     The Fund cannot change its investment objective without the approval of the holders of a "majority" of the outstanding Common Shares. As defined in the 1940 Act, when used with respect to particular shares of the Fund, a "majority" of the outstanding shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

Investment Philosophy and Process

     Under normal market conditions, the Fund will pursue an integrated investment strategy in which the Fund will invest substantially all of its managed assets in a diversified portfolio of common stock of U.S. corporations and U.S. dollar- denominated equity securities of foreign issuers, in each case that are traded on U.S. securities exchanges, and on an ongoing and consistent basis, write (sell) covered call options on at least 80% of the Fund's managed assets. The Fund seeks to produce a high level of current income and gains primarily from the premium income it receives from writing (selling) call options, from dividends received on the equity securities held in the Fund's portfolio, and, to a lesser extent, from capital appreciation in the value of equity securities underlying such covered call options.

      o Common Stock/Equity Securities--Common stocks and equity securities will be selected by the Sub-Adviser utilizing its proprietary quantitative/qualitative selection criteria. The Sub-Adviser's quantitative/qualitative selection criteria will focus on sectors, industries and individual common stocks and equity securities that exhibit strong fundamental characteristics. Common stock and equity security selections by the Sub-Adviser will fall into one or more of the following four categories: sector leaders that are expected to benefit from macroeconomic developments, strong franchises that are temporarily out of favor, franchises that diversify portfolio risk and companies that exhibit sound fundamentals with attractive option premiums. The Fund may invest up to 20% of its managed assets in U.S.

         dollar-denominated equity securities of foreign issuers. In addition, the Fund may invest up to 10% of the Fund's managed assets in equity securities of other Investment Companies that invest primarily in securities of the type in which the Fund may invest directly.

      o Covered Call Options--The Fund will write (sell) covered call options, including LEAPS(R), against the equity securities held in the Fund's portfolio with strike prices and expiration dates that are collectively intended to provide risk/reward characteristics that are consistent with the Fund's investment objective. The Fund will write (sell) covered call options with respect to at least 80% of its managed assets. The Sub-Adviser believes that writing (selling) call options will provide the Fund with current income and may enhance the Fund's total return in a neutral to modestly rising market and provide a partial hedge in a declining market.

     The Fund will only write (sell) call options which are considered "covered." An option is considered "covered" if the Fund owns the equity security underlying the call option or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. A call option is also considered covered if the Fund holds a call option on the same security as the call option written (sold) where the exercise price of the call held is (i) equal to or less than the exercise price of the call option written (sold), or
(ii) greater than the exercise price of the call option written (sold), provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser as described above. As a result, the number of call options the Fund can write (sell) is generally limited by the number of equity securities the Fund holds in its portfolio. By writing (selling) covered call options, the Sub-Adviser seeks to generate income, in the form of the premiums received for writing (selling) the call options. The Sub-Adviser will consider several factors when writing (selling) call options, including the overall equity market outlook, sector and/or industry attractiveness, individual security considerations, and relative and/or historical levels of option premiums.

     When the Fund writes (sells) a call option, it is selling to the buyer (the "option holder") the right, but not the obligation, to purchase a particular asset (e.g., the underlying equity security) from the Fund at a fixed price (the "strike price") on or before a specified date (the "expiration date"). A call option normally represents the right to purchase 100 shares of the underlying equity security. In exchange for the right to purchase the underlying equity security, the option holder pays a fee or "premium" to the Fund. For example, the buyer of one ABC June 110 call option at $1.00 has paid to the writer (seller) a premium of $1.00 to acquire the right to purchase 100 shares of ABC at $110 up until the call option's June expiration date. All call options covering ABC are referred to as an "option class." Each individual option with a distinctive trading month and strike price is an "option series."

     The Fund will write (sell) call options that are generally issued, guaranteed and cleared by OCC, a registered clearing corporation. Listed call options are traded on the American Stock Exchange, Chicago Board Options Exchange, International Securities Exchange, New York Stock Exchange, Pacific Stock Exchange, Philadelphia Stock Exchange or various other U.S. options exchanges. Conventional listed call options have expiration dates that can generally be up to nine months from the date the call options are first listed for trading. Longer-term call options, such as LEAPS(R), can have expiration dates up to three years from the date of listing. The Fund may also write (sell) over-the-counter call options. Call options are generally categorized as American-style options or European-style options. The call options the Fund intends to write (sell) will generally be American-style options, which may be exercised at any time between the date of purchase and the expiration date. The Fund may also write (sell) European-style options, which may be exercised only during a specified period of time just prior to the expiration date. In certain limited circumstances in which the illiquidity of a market for a particular option effectively precludes the Fund from writing (selling) a covered call option in a manner consistent with the Fund's investment objective and strategy the Fund may write (sell) over-the-counter covered calls.

     The Fund intends to primarily write (sell) call options which are "out-of-the-money." Out-of-the-money call options are options with a strike price above the current market price of the underlying equity security. Out-of-the-money options will generate premium income to the Fund as well as provide for potential appreciation in the equity security to the extent of the difference between the strike price and the purchase price of such equity security. The Fund may also write (sell) "in-the-money" and "at-the-money" call options. In-the-money call options are call options with a strike price below the current market price of the underlying equity security and at-the-money call options are options written (sold) with a strike price equal to the current price of the underlying equity security. The Fund may write (sell) in-the-money and at- the-money call options as a defensive measure to protect against a possible decline in the underlying equity security.

     The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered call options. Furthermore, the Fund's options transactions may be subject to limitations established by each of the exchanges or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written (sold) or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written (sold) or purchased on the same or different exchanges or other trading facilities or are held or written (sold) in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write (sell) or purchase may be affected by options written
(sold) or purchased by other investment advisory clients of the Adviser or Sub-Adviser. An exchange or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     Unlike equity securities, which can be sold, the call options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If a call option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the exercise price. In this case the call option premium received by the Fund will be added to the amount realized on the sale of the equity security for purposes of determining gain or loss. If the price of the underlying equity security is less than the call option's exercise price, the call option will likely expire without being exercised. In this scenario, the Fund will retain the equity security and expects to write (sell) a new call option against those same shares. The call option premium will be treated as short term capital gain on the expiration date of the call option. The Fund may also elect to close out its position in a call option prior to its expiration by purchasing a call option of the same option series as the call option written (sold) by the Fund. In this case, the call option premium received by the Fund, less the purchase price of the call option will result in short term gain or loss regardless of the length of time the option was held. There is, however, no assurance that the Fund will be able to enter into an offsetting call option purchase when the Fund desires.

Portfolio Composition

     The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the SAI.


     Common Stocks. The Fund intends to invest substantially all, but in no event less than 90%, of its managed assets in common stocks. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in certain years have significantly underperformed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.


     Non-U.S. Equity Securities. The Fund may invest up to 20% of its managed assets in U.S. dollar-denominated equity securities of foreign issuers. These equity securities are either in the form of ADRs or are directly listed on a U.S. securities exchange. Investments in equity securities of non-U.S. issuers involve special risks not presented by investments in equity securities of U.S. issuers, including the following: (i) less publicly available information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that in a changing market, the Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non- U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the U.S., due to blockage of foreign currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund's return. The economies and social and political climate of individual countries may differ unfavorably from those of the United States.

     Investment Companies. The Fund may invest up to 10% of its managed assets in equity securities of other Investment Companies that invest primarily in securities of the type in which the Fund may invest directly. The Fund anticipates that these investments will primarily be in ETFs. ETFs are registered investment companies, the shares of which are traded on a securities exchange like common stock. ETFs are designed to track the performance of a particular index. An investment in an ETF is subject to the risks of any investment in a broadly based portfolio of securities, including the risk that the general level of securities prices may decline, thereby adversely affecting the value of such investment. ETFs are subject to additional risks, including the fact that ETFs are not actively managed, the net asset value of ETFs may not always correspond to the market price of the underlying securities, market liquidity, and the possibility that the exchange where the ETF is traded may halt trading in the securities. As a stockholder in a registered investment company, the Fund will bear its ratable share of the ETF's expenses. Not only would Common Shareholders in the Fund bear their ratable share of the Fund's expenses, they would also indirectly bear their ratable share of the ETF's expenses if the Fund invests in an ETF.

     Covered Call Options. When the Fund purchases equity securities, it will simultaneously write (sell) covered call options on substantially all of such equity securities. The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered call options. By writing (selling) call options, the Fund seeks to generate additional income, in the form of premiums received for writing (selling) the options, and provide a partial hedge against a market decline in the underlying equity security. Call options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, an increase in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of call options may also be adversely affected if the market for the options becomes less liquid or smaller.

     Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period during which the net proceeds of the offering of Common Shares are being invested, or during periods in which the Adviser or Sub-Adviser determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its managed assets in cash or cash equivalents. The Adviser's or Sub-Adviser's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, Common Shares of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objective. For a further description of these temporary investments, see the SAI under "Investment Policies and Techniques."

Investment Practices


     Hedging and Strategic Transactions. In addition to the Fund's covered call option writing (selling), the Fund may, but is not required to, use various hedging and strategic transactions described below to facilitate portfolio management and mitigate risks. Hedging and Strategic Transactions are generally accepted under modern portfolio management theory and are regularly used by many mutual funds and other institutional investors. Although the Sub-Adviser seeks to use such practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.


         The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions. The Fund also may purchase derivative investments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund or establish positions in the derivative markets as a temporary substitute for purchasing or selling particular securities.

         Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions or illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. See "Risks-Derivatives" in this prospectus and "Other Investment Policies and Techniques" in the SAI for further information on Strategic Transactions and their risks.

     Portfolio Turnover. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. However, to the extent options written (sold) by the Fund are exercised or covered, the Fund's portfolio turnover rate will increase. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Fund's investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. See "Tax Matters."


                                      RISKS

     Risk is inherent in all investing. The following discussion summarizes some of the risks that a Common Shareholder should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Investment Risks" in the SAI.

No Operating History

     The Fund is a newly organized, diversified, closed-end management investment company and has no operating history.

Investment and Market Risk

     An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. In addition, by writing (selling) call options on the equity securities held in the Fund's portfolio, the capital appreciation potential of such securities is limited to the difference between the strike price of the call options written (sold) and the purchase price of the equity security underlying such options. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Management Risk

     The Fund is subject to management risk because it is an actively managed portfolio. The Adviser and the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Common Stock Risk

     The Fund will have significant exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in certain years have significantly underperformed relative to fixed- income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stocks prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Option Risk


     The Fund will write (sell) call options on at least 80% of the Fund's managed assets. These call options will give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the Fund's investment strategy depends on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. As the writer (seller) of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call option, but has retained the risk of loss should the price of the underlying security decline. The value of the options written (sold) by the Fund, which will be marked-to-market on a daily basis, will be affected by changes in the value and dividend rates of the underlying equity securities, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying equity securities and the remaining time to the options' expiration. The value of the options may also be adversely affected if the market for the options becomes less liquid or smaller. The value of the options will be deducted from the value of the Fund's assets when determining the Fund's net asset value.


     There can be no assurance that a liquid market for the options will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written (sold) on a security, it would not be able to sell the underlying security unless the option expired without exercise.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. In certain circumstances, a reduction in the exercise price of an option could reduce the Fund's capital appreciation potential on the underlying security.

     To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

Investment Companies Risk

     The Fund may invest up to 10% of its managed assets in equity securities of other Investment Companies that invest primarily in securities of the type in which the Fund may invest directly. The Fund anticipates that these investments will primarily be in ETFs. ETFs are registered investment companies, the shares of which are traded on a securities exchange like common stock. ETFs are designed to track the performance of a particular index. An investment in an ETF is subject to the risks of any investment in a broadly based portfolio of securities, including the risk that the general level of securities prices may decline, thereby adversely affecting the value of such investment. ETFs are subject to additional risks, including the fact that ETFs are not actively managed, the net asset value of ETFs may not always correspond to the market price of the underlying securities, market liquidity, and the possibility that the exchange where the ETF is traded may halt trading in the securities. As a stockholder in a registered investment company, the Fund will bear its ratable share of the ETF's expenses. Not only would Common Shareholders in the Fund bear their ratable share of the Fund's expenses, they would also indirectly bear their ratable share of the ETF's expenses if the Fund invests in an ETF.

Industry and Sector Risk

     The Fund may invest up to 25% of its managed assets in the equity securities of issuers in a single industry or sector of the economy. If the Fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. Individual industries or sectors may be subject to unique risks which may include, among others, governmental regulation, inflation, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, and rising interest rates.

     The Fund currently intends to make significant investments in equity securities of companies in the technology sector, the financial institutions sector and the consumer products sector. However, if market conditions change, the Fund's portfolio would not necessarily be composed of equity securities in these sectors, but could be composed significantly of equity securities of issuers in other sectors of the market.

     The technology sector may include, for example, companies that rely extensively on technology, science or communications in their product development or operations. Technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; and evolving industry standards and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Technology company stocks, especially those which are Internet-related, have experienced extreme price and volume fluctuations that are often unrelated to the operating performance of the respective company.


     The financial institutions sector may include, for example, commercial banks, savings and loan associations, brokerage and investment companies, insurance companies, and consumer and industrial finance companies. The industries within the financial institutions sector are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Financial institutions are subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. Profitability can be largely dependent on the availability and cost of capital funds and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Insurance companies can be subject to severe price competition. The financial institutions industries are currently undergoing relatively rapid change as existing distinctions between financial institutions segments become less clear. For example, recent business combinations have included insurance, finance, and securities brokerage under single ownership.


     The consumer products sector may include, for example, companies principally engaged in the manufacture and distribution of goods and services to consumers both domestically and internationally and in merchandising finished goods and services primarily to individual consumers. Consumer products companies are generally subject to the risks of cyclicality of revenues and earnings; economic recession; currency fluctuations; changing consumer tastes; extensive competition; product liability litigation; and increased governmental regulation. Generally, spending on consumer products is affected by the economic health of consumers. A weak economy, and its effect on consumer spending, would adversely affect consumer products companies.

Income Risk

     Net investment income paid by the Fund to its Common Shareholders is derived primarily from the premiums it receives from writing (selling) call options and, to a lesser extent, from the dividends and interest it receives from the equity securities and other investments held in the Fund's portfolio and short-term gains thereon. Premiums from writing (selling) call options and dividends and interest payments made by the securities in the Fund's portfolio can vary widely over time. Dividends on equity securities are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of the equity securities in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. As described further in "Tax Matters," "qualified dividend income" received by the Fund, except as noted below, will generally be eligible for the reduced tax rate applicable to such dividends under the Tax Act. Unless subsequent legislation is enacted, the reduction to tax rates as set forth in the Tax Act will expire for taxable years beginning on or after January 1, 2009. The Fund cannot assure you as to what percentage of the dividends paid on the Common Shares, if any, will consist of "qualified dividend income" or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains. See "Tax Matters."

Portfolio Turnover Risk

     The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. However, to the extent options written (sold) by the Fund are exercised or covered, the Fund's portfolio turnover rate will increase. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. Additionally, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Fund's investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. See "Tax Matters."

Non-U.S. Equity Securities

     The Fund may invest in equity securities of companies domiciled in jurisdictions other than the United States. These equity securities are either in the form of ADRs or are directly listed on a U.S. securities exchange. Investments in equity securities of non-U.S. issuers involve special risks not presented by investments in equity securities of U.S. issuers, including the following: (i) less publicly available information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that in a changing market, the Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non- U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the adverse impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the U.S., due to blockage of foreign currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund's return. The economies and social and political climate of individual countries may differ unfavorably from those of the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions, factors which may adversely affect the value of the non-U.S. equity securities held by the Fund. Unanticipated political and social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

Illiquid Securities Risk

     The equity securities in which the Fund will invest are publicly traded securities. However, certain public securities, particularly securities of smaller capitalized or less seasoned issuers, may from time to time lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. In the absence of an active secondary market, the Fund's ability to purchase or sell such securities at a fair price may be impaired or delayed. The call options written (sold) by the Fund are listed and traded on one or more domestic securities exchanges and are issued by OCC. The value of these options may be adversely affected if the market for the options becomes less liquid or smaller. In addition, if the Fund is unable to close an option position in a timely or cost effective basis, the Fund's ability to sell the underlying equity security may be limited.

Tax Risk

     Covered call option premiums will be treated by the Fund as either short-term or long-term capital gain or loss, depending whether the call option expires, is exercised or cancelled pursuant to a covering transaction, and the timing of such transaction. Thus, the Fund cannot assure you as to any level of any regular quarterly distributions of net investment income (income other than net long-term capital gain) that will be treated as ordinary income, cannot assure you as to any level of capital gain distributions and cannot assure you as to any ratio of regular quarterly distributions to capital gain distributions. In addition, there can be no assurance as to the percentage of distributions on the Common Shares that will qualify for taxation to individual Common Shareholders as "qualified dividend income." Qualified dividend income received by individual Common Shareholders is taxed at long-term capital gains rates, which reach a maximum of 15%. The special tax treatment afforded to qualified dividend income is set to end as of December 31, 2008 (assuming such special tax treatment is not repealed by Congress on or prior to such date). Higher tax rates will apply beginning in 2009 unless further legislative action is taken by Congress. See "Tax Matters."

Derivatives


     In addition to the risks associated with its option strategy, the Fund may enter into Strategic Transactions. Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions will not otherwise be available to the Fund for investment purposes.


     There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. See "Risks-Option Risk" for a discussion of these risks.

     There are several risks associated with the use of futures contracts and futures options. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as variations in market demand for futures, options on futures and their related securities, including technical influences in futures and futures options trading, and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Sub-Adviser's ability to predict correctly changes in interest rate relationships or other factors.

     Depending on whether the Fund would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the Common Shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

     The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, the Fund's use of swaps or caps could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap.

     Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of the Fund's portfolio assets being hedged. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of the Common Shares.

Interest Rate Risk

     Interest rate risk is the risk that equity and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of the equity securities in which the Fund invests generally will fall. The Fund's investment in such equity securities means that the net asset value and market price of the Common Shares will tend to decline if market interest rates rise. Interest rates are at or near historic lows, and as a result, they are likely to rise over time.

Market Disruption Risk

     The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The ongoing United States military and related action in Iraq and events in the Middle East could have significant adverse effects on the U.S. economy, the stock market and world economies and financial markets generally. The Fund cannot predict the effects of similar events in the future on the U.S. and world economies, the value of the Common Shares or the net asset value of the Fund.

Inflation Risk

     Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline.

Certain Affiliations

     Certain broker-dealers may be considered to be affiliated persons of the Fund or First Trust Advisors. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

Anti-Takeover Provisions

     The Fund's Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust."

Market Discount From Net Asset Value

     Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following completion of this offering. The net asset value of the Common Shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for the Common Shares, stability of dividends or distributions, trading volume of the Common Shares, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price.

                             MANAGEMENT OF THE FUND

Trustees and Officers

     The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Adviser. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

Investment Adviser


     First Trust Advisors, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, is the investment adviser to the Fund and is responsible for managing the Fund's net assets. First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $12.7 billion in assets which it managed or supervised as of July 31, 2004.

     First Trust Advisors will be responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.


     First Trust Advisors, a registered investment adviser, is an Illinois limited partnership formed in 1991 and an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

     For additional information concerning First Trust Advisors, including a description of the services provided, see the SAI under "Investment Adviser."

Sub-Adviser


     The Sub-Adviser, Fiduciary Asset Management, LLC, located at 8112 Maryland Avenue, Suite 400, St. Louis, Missouri 63105, is a registered investment adviser and serves as investment adviser or portfolio supervisor to investment portfolios with approximately $13.1 billion in assets as of July 31, 2004.


     Fiduciary Asset Management invests in a broad range of equity, hedged equity, master limited partnership, and fixed income strategies for institutional and high net worth clients. Fiduciary Asset Management's clients include Fortune 500 companies, public pensions and large endowments and foundations. Fiduciary Asset Management was established as an independent investment firm in 1994 and has managed covered call option portfolios for clients since 1997.

     Fiduciary Asset Management was founded in 1994 by Charles D. Walbrandt. From 1974 through 1994 Mr. Walbrandt served in various capacities with General Dynamics Corporation, including Corporate Vice President, Trust Investment and Treasurer. While at General Dynamics, Mr. Walbrandt created the internal investment department in 1983, designed the investment management process and managed both equity and fixed income portfolios. Mr. Walbrandt holds a B.S. degree in economics from the University of Wisconsin, a M.B.A. in finance from St. Louis University and is a Chartered Financial Analyst. Fiduciary Asset Management is controlled by Mr. Walbrandt.

     Fiduciary Asset Management will be responsible for the day-to-day execution of the Fund's investment strategy, providing investment research and making and executing recommendations for the purchase and sale of securities.

     Fiduciary Asset Management's strategy committee collects and reviews general macroeconomic data with the goal of developing an overall strategic theme for the firm. This strategic theme incorporates such macroeconomic data into a general economic view as to the direction of the economy, the rate at which the economy is currently changing, the current market cycle and how that cycle co-exists with the current economic cycle, and specific sectors and/or industries that appear attractive given potential future economic and market conditions. The analysis of Fiduciary Asset Management's strategy committee is utilized by Fiduciary Asset Management's portfolio managers and research professionals to screen, research and select equity securities for the Fund and determine the option strategy employed. Fiduciary Asset Management's strategy committee includes Charles D. Walbrandt, Wiley D. Angell, Mohammed Riad, James
J. Cunnane Jr., and Joseph E. Gallagher.

     Mohammed Riad will serve as the primary portfolio manager for the Fund. Mr. Riad is a member of the portfolio management team and performs securities research. Mr. Riad currently heads Fiduciary Asset Management's options- based large-cap Hedged Core Equity and Stable Return Hedged Equity portfolios, which employ covered call writing strategies on behalf of institutional accounts. Mr. Riad is also responsible for the development and oversight of Fiduciary Asset Management's small/mid-cap strategies. Mr. Riad has been instrumental in developing large scale options programs, working on both strategy and implementation and Mr. Riad oversees the trading strategies for Fiduciary Asset Management's St. Louis equity group. Mr. Riad joined the firm in June 1999 after earning his M.B.A. from Washington University. Prior to this, Mr. Riad worked for six years at Legg Mason Wood Walker in the Washington D.C. office, and as an Administrative Manager in Legg Mason Wood Walker's New York office. Mr. Riad also holds a Bachelor of Science degree in Business from Wake Forest University.

Investment Management Agreement

     Pursuant to an investment management agreement (the "Investment Management Agreement") between First Trust Advisors and the Fund, the Fund has agreed to pay for the services and facilities provided by First Trust Advisors an annual management fee, payable on a monthly basis, equal to 1.00% of the Fund's managed assets.

     For purposes of calculation of the management fee, the Fund's "managed assets" means the average daily gross assets of the Fund, minus the sum of the Fund's accrued and unpaid dividends on any outstanding Common Shares and accrued liabilities (including the value of call options written (sold)).

     In addition to the fee of First Trust Advisors, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with First Trust Advisors), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of repurchasing Common Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

     The Sub-Adviser receives a portfolio management fee equal to .50% of the Fund's managed assets. The Sub-Adviser's fee is paid by the Adviser out of the Adviser's management fee.


     The Adviser has agreed to pay (i) all organizational expenses and (ii) all offering costs of the Fund (other than sales load but including a reimbursement of certain underwriting expenses) that exceed $.04 per Common Share. The Sub-Adviser has agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Fund that exceed $.04 per Common Share. The Sub-Adviser has also agreed to reimburse the Adviser for one-half of the quarterly incentive fees payable by the Adviser to A.G. Edwards and Raymond James as described in "Underwriting- Additional Compensation and Other Relationships."



                                 NET ASSET VALUE

     The Fund will determine the net asset value of its Common Shares daily, as of 4:15 p.m. Eastern Time, every day on which the New York Stock Exchange is open. Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the value of call options written (sold) and dividends declared but unpaid), by the total number of Common Shares outstanding.

     For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on any exchange other than The NASDAQ National Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on The NASDAQ National Market are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

     Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on The NASDAQ National Market, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued by the Fund on an amortized cost basis. The Fund values exchange-traded options and other derivative contracts at the closing price on the exchange on which it is traded, or if not traded, or no closing price is available, at the mean between the last bid and asked price.

     The value of any portfolio security held by the Fund for which reliable market quotations are not readily available, including illiquid securities, or if a valuation is deemed inappropriate, will be determined by the Board of Trustees or its designee in a manner that most fairly reflects fair market value of the security on the valuation date.

     Any derivative transaction that the Fund enters into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating net asset value. Forward foreign currency exchange contracts which are traded in the United States on regulated exchanges are valued by calculating the mean between the last bid and asked quotation supplied to a pricing service by certain independent dealers in such contracts. Any option transaction that the Fund enters into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.


                                  DISTRIBUTIONS

     The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute at least quarterly all, or substantially all, of its net investment income as dividends to Common Shareholders. In addition, the Fund intends to distribute any net long-term capital gains to Common Shareholders as long-term capital gain dividends at least annually. Dividends from equity securities and short-term capital gain (for example, premiums earned in connection with writing (selling) call options) will be the Fund's main sources of net investment income. In addition, the Fund may receive net investment income from certain hedging and interest rate transactions and other investments. Moreover, the Fund may realize capital gains or losses when it sells portfolio securities, depending on whether the sale prices for the securities are higher or lower than the purchase prices, or when call options expire, are exercised or are cancelled pursuant to a closing transaction, depending on the timing of such transactions. Distributions consisting of "qualified dividend income" (income from domestic and certain foreign corporations) may qualify for reduced individual income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are met by the Fund and by the individuals who own the Common Shares. See "Tax Matters."

     Unless you elect to receive cash distributions, your distributions of net investment income and capital gains dividends will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan. See "Dividend Reinvestment Plan."

     Distributions by the Fund of its net investment income and of any net capital gains, whether paid in cash or reinvested in additional Common Shares, will be taken into account in measuring the performance of the Fund with respect to its investment objective.

                           DIVIDEND REINVESTMENT PLAN

     If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect to receive cash distributions, all dividends, including any capital gain dividends, on your Common Shares will be automatically reinvested by the Plan Agent, PFPC Inc., in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc., as dividend paying agent.

     If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If the Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new Common Shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per Common Share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

     You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole Common Share in your account under the Plan and you will receive a cash payment for any fraction of a Common Share in your account. If you wish, the Plan Agent will sell your Common Shares and send you the proceeds, minus brokerage commissions.

     The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any Common Shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

     There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

     Electing to automatically reinvest dividends and distributions will not effect a Common Shareholder's tax liability on those dividends and distributions. See "Tax Matters."

     If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

     The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                              DESCRIPTION OF SHARES


Common Shares

     The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $.01 per Common Share and have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and currently have no preemptive or conversion rights (except as may otherwise be determined by the Trustees in their sole discretion) or rights to cumulative voting.


     The Fund's common shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol "FFA." The Fund intends to hold annual meetings of Common Shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.


     The Fund's net asset value per Common Share generally increases when prices of the Fund's investments increase, and decreases when prices of the Fund's investments decrease. Net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. The Adviser has agreed to pay (i) all organizational expenses and (ii) all offering costs of the Fund (other than sales load but including a reimbursement of certain underwriting expenses) that exceed $.04 per Common Share. The Sub-Adviser has agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Fund that exceed $.04 per Common Share. See "Use of Proceeds."

     Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a Common Shareholder determines to buy additional Common Shares or sell Common Shares already held, the Common Shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such Common Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Structure of the Fund; Common Share Repurchases; Change in Fund Structure."


                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

     Under Massachusetts law, Common Shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of Common Shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any Common Shareholder held personally liable for the obligations of the Fund solely by reason of being or having been a Common Shareholder of the Fund. Thus, the risk of a Common Shareholder incurring financial loss on account of Common Shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Generally, the Declaration requires a vote by holders of at least two-thirds of the Common Shares, except as described below and in the Declaration, to authorize: (1) a conversion of the Fund from a closed-end to an open-end investment company; (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (subject to a limited exception if the acquiring fund is not an operating entity immediately prior to the transaction);
(3) a sale, lease or exchange of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities, in connection with the termination of the Fund, and other limited circumstances set forth in the Declaration); (4) in certain circumstances, a termination of the Fund; (5) a removal of Trustees by Common Shareholders; or (6) certain transactions in which a Principal Shareholder (as defined in the Declaration) is a party to the transaction. However, with respect to (1) through (3), if such transaction has already been authorized by the affirmative vote of two-thirds of the trustees, then the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act (a "Majority Shareholder Vote"), is required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Common Shares otherwise required by law or any agreement between the Fund and any national securities exchange. Approval of Common Shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization, exchange of Common Shares or otherwise whereby the Fund issues Common Shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares outstanding and entitled to vote. See the SAI under "Certain Provisions in the Declaration of Trust."

     The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

     Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.


                STRUCTURE OF THE FUND; COMMON SHARE REPURCHASES;
                            CHANGE IN FUND STRUCTURE

Closed-End Structure

     Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities, although it is not expected that the Fund will invest in illiquid securities.

     Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the Common Shareholders. As described below, however, the Board of Trustees will review periodically the trading range and activity of the Common Shares with respect to its net asset value and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at net asset value or the possible conversion of the Fund to an open-end mutual fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share. In addition, as noted above, the Board of Trustees has determined in connection with this initial offering of Common Shares of the Fund that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company.

Repurchase of Common Shares and Tender Offers

     In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Common Shareholders, the Fund's Board of Trustees, in consultation with the Adviser and any corporate finance services and consulting agent that the Adviser may retain, from time to time will review possible actions to reduce any such discount. The Board of Trustees of the Fund will consider from time to time open market repurchases of and/or tender offers for Common Shares to seek to reduce any market discount from net asset value that may develop. In connection with its consideration from time to time of open-end repurchases of and/or tender offers for Common Shares, the Board of Trustees of the Fund will consider whether to commence a tender offer or share-repurchase program at the first quarterly board meeting following a calendar year in which the Common Shares have traded at an average weekly discount from net asset value of more than 10% in the last 12 weeks of that calendar year. After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share-repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Board of Trustees regarding the potential impact of any such share-repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. The Fund may incur debt to finance such repurchases or a tender offer. Interest on any such borrowings would increase the Fund's expenses and reduce the Fund's net income.

     There can be no assurance that repurchases of Common Shares or tender offers, if any, will cause the Common Shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Fund's outstanding Common Shares may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their Common Shares if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their Common Shares in conjunction with an announced repurchase program or tender offer for the Common Shares.

     Although the Board of Trustees believes that repurchases or tender offers generally would have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Fund will decrease the total assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objective, policies and portfolio, the Adviser does not anticipate that repurchases of Common Shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objective, and does not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for Common Shares, although no assurance can be given that this will be the case.

Conversion to Open-End Fund

     The Fund may be converted to an open-end investment company at any time if approved by the holders of two-thirds of the Common Shares outstanding and entitled to vote; provided, however, that such vote shall be by Majority Shareholder Vote if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Common Shares otherwise required by law or any agreement between the Fund and any national securities exchange. In the event of conversion, the Common Shares would cease to be listed on the New York Stock Exchange or other national securities exchange or market system. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company.

Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.


                                   TAX MATTERS

     The following discussion of federal income tax matters is based on the advice of Chapman and Cutler LLP, counsel to the Fund.

     This section and the discussion in the SAI summarize the material U.S. federal income tax consequences of purchasing, owning and selling Common Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, possibly with retroactive effects, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not address your state, local or foreign taxes. This summary assumes that you hold your Common Shares as capital assets (generally, assets held for investment). Investors should consult their own tax advisors regarding the particular tax consequences to them of investing in the Fund.

Fund Status

     The Fund intends to elect and to qualify annually as a "regulated investment company" under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Distributions

     Fund distributions are generally taxable to you whether or not you elect to automatically reinvest them. Regular distributions of net investment income are generally taxed at ordinary tax rates, but certain ordinary income dividends received from the Fund may qualify as "qualified dividend income" taxed at reduced individual tax rates equal to those applicable to long-term capital gains. An option premium will be treated by the Fund as either short-term or long-term capital gain or loss, depending on whether the call option expires, is exercised or is cancelled pursuant to a closing transaction, and the timing of such transaction. Generally, you will treat all capital gain dividend distributions as long- term capital gains regardless of how long you have owned your Common Shares. To determine your tax liability for capital gain, you must calculate your net capital gain or loss for the tax year after considering Fund capital gain dividends and all of your other long-term capital gain and loss transactions, as described below. Fund distributions that are in excess of the Fund's current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of your tax basis in Common Shares and, thereafter, will be treated as capital gain from the sale or exchange of Common Shares. The tax laws may require you to treat certain distributions made to you in January as if you had received them on December 31 of the previous year. After the end of each year, you will receive a tax statement that separates your Fund distributions into two categories, ordinary income dividends and capital gain dividends and identifies any portion of your ordinary income dividends potentially eligible for "qualified dividend income" treatment by you.

Dividends Received Deduction

     A corporation that owns Common Shares generally will not be entitled to the dividends received deduction with respect to distributions received from the Fund. However, certain distributions on the Common Shares attributable to qualifying dividends received by the Fund from domestic corporations may be designated by the Fund as being eligible for the corporate dividends received deduction.

If You Sell Shares

     If you sell your Common Shares, you will generally recognize a taxable gain or loss equal to the difference between your tax basis in your Common Shares and the amount you receive in the exchange. Your tax basis in your Common Shares is generally equal to the cost of your Common Shares, including sales charges and reinvested distributions. In some cases, however, you may have to adjust your tax basis after you purchase your Common Shares.

Taxation of Capital Gains and Losses and Certain Ordinary Income Dividends

     Under the Tax Act, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2009. Higher tax rates will apply after 2008 unless further legislative action is taken by Congress.

     Net capital gain equals the excess of net long-term capital gain over net short-term capital loss. Generally, capital gain or loss from a sale or other disposition of Common Shares is long-term if the holding period for the Common Shares is more than one year and is short-term if the holding period for the Common Shares is one year or less. You must exclude the date you purchase your Common Shares to determine your holding period. However, if you receive a capital gain distribution from the Fund and sell your Common Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as the rates applicable to ordinary income. In addition, the Internal Revenue Code treats certain capital gains as ordinary income in special situations.

     Pursuant to the Tax Act, regular investment income distributions received by an individual Common Shareholder from a regulated investment company such as the Fund are not treated as "qualified dividend income" and taxed at the reduced rates that apply to net capital gain (as discussed above), unless certain holding period and other requirements are satisfied with respect to your Common Shares and the distributions are attributable to qualified dividend income received by the Fund itself. Dividends received by the Fund from foreign corporations may not be qualified dividend income eligible for this lower tax rate. These special rules relating to the taxation of regular investment income distributions from regulated investment companies generally apply to taxable years beginning before January 1, 2009. Higher tax rates will apply after 2008, unless further legislative action is taken by Congress. The Fund will provide notice to its Common Shareholders of the amount of any distribution which may be eligible for the reduced capital gains tax rates.

Backup Withholding

     The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to a Common Shareholder who fails to provide the Fund with his or her correct taxpayer identification number or to make required certifications, or who has been notified by the Internal Revenue Service that he or she is subject to backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the Common Shareholder's U.S. federal income tax liability, if any, or refunded to the Common Shareholder provided that the required information is furnished to the Internal Revenue Service.

                                  UNDERWRITING


     Subject to the terms and conditions stated in a purchase agreement dated August 26, 2004, each Underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.


                                                                             Number of
               Underwriter                                                 Common Shares
               -----------                                                 -------------

     Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated ...........................................    4,500,000
     A.G. Edwards & Sons, Inc.  .........................................    2,050,000
     Raymond James & Associates, Inc.  ..................................    1,740,000
     Wachovia Capital Markets, LLC ......................................    4,300,000
     Advest, Inc.  ......................................................      200,000
     Robert W. Baird & Co. Incorporated .................................      150,000
     Ferris, Baker Watts, Incorporated ..................................      175,000
     J.J.B. Hilliard, W.L. Lyons, Inc.  .................................      150,000
     KeyBanc Capital Markets, a division of McDonald Investments Inc.  ..      150,000
     Legg Mason Wood Walker, Incorporated ...............................      750,000
     Oppenheimer & Co. Inc. .............................................      400,000
     RBC Capital Markets Corporation ....................................      575,000
     Ryan Beck & Co., Inc. ..............................................      175,000
     Wedbush Morgan Securities Inc. .....................................      150,000
     Wells Fargo Securities, LLC ........................................      700,000
     BB&T Capital Markets, a division of Scott & Stringfellow, Inc. .....       80,000
     Crowell, Weedon & Co. ..............................................       80,000
     D.A. Davidson & Co. ................................................       80,000
     Doft & Co., Inc. ...................................................       80,000
     Harris Nesbitt Corp. ...............................................       80,000
     Morgan Keegan & Company, Inc. ......................................       80,000
     Needham & Company, Inc. ............................................       80,000
     Parker/Hunter Incorporated .........................................       80,000
     Piper Jaffray & Co.  ...............................................       80,000
     Quick & Reilly, Inc. ...............................................       80,000
     Stephens Inc. ......................................................       80,000
     SunTrust Capital Markets, Inc.  ....................................       80,000
     TD Waterhouse Investor Services, Inc. ..............................       80,000
     Axiom Capital Management, Inc. .....................................       35,000
     Arthurs, Lestrange & Company, Incorporated .........................       35,000
     William Blair & Company, L.L.C.  ...................................       35,000
     BrookStreet Securities Corp. .......................................       35,000
     CMG Institutional Trading, LLC .....................................       35,000
     Chatsworth Securities LLC ..........................................       35,000
     The Concord Equity Group, LLC ......................................       35,000
     Dominick & Dominick LLC ............................................       35,000
     First Montauk Securities Corp. .....................................       35,000
     First Southwest Company ............................................       35,000
     Gilford Securities Incorporated ....................................       35,000
     GunnAllen Financial, Inc. ..........................................       35,000


Page 39


                                                                             Number of
               Underwriter                                                 Common Shares
               -----------                                                 -------------
     Hoefer & Arnett Incorporated .......................................       35,000
     Howe Barnes Investments, Inc. ......................................       35,000
     Huntleigh Securities Corporation ...................................       35,000
     Johnston, Lemon & Co. Incorporated .................................       35,000
     LaSalle St. Securities, LLC ........................................       35,000
     Maxim Group LLC ....................................................       35,000
     Mesirow Financial, Inc. ............................................       35,000
     Morgan Wilshire Securities, Inc. ...................................       35,000
     NatCity Investments, Inc.  .........................................       35,000
     National Securities Corporation ....................................       35,000
     Newbridge Securities Corporation ...................................       35,000
     Northeast Securities, Inc. .........................................       35,000
     David A. Noyes & Company ...........................................       35,000
     Nutmeg Securities, Ltd. ............................................       35,000
     Ormes Capital Markets, Inc. ........................................       35,000
     Paulson Investment Company, Inc. ...................................       35,000
     Peacock, Hislop, Staley & Given, Inc.  .............................       35,000
     Sanders Morris Harris Inc.  ........................................       35,000
     Sands Brothers & Co., Ltd. .........................................       35,000
     Source Capital Group Inc. ..........................................       35,000
     Southwest Securities, Inc. .........................................       35,000
     Sterling Financial Investment Group, Inc. ..........................       35,000
     M.L. Stern & Co., LLC ..............................................       35,000
     Stone & Youngberg LLC ..............................................       35,000
     Torrey Pines Securities, Inc.  .....................................       35,000
                                                                            ----------
               Total ....................................................   18,500,000
                                                                            ==========



     The purchase agreement provides that the obligations of the Underwriters are subject to certain conditions, including the absence of any materially adverse change in the Fund's business and the receipt of certain certificates, opinions and letters from the Fund and the Fund's attorneys and independent accountants. The nature of the Underwriters' obligation is such that they are committed to purchase all Common Shares offered hereby if they purchase any of the Common Shares. The Fund, First Trust Advisors and Fiduciary Asset Management have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

Commissions and Discounts


     The Underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $.60 per Common Share. The sales load the Fund will pay of $.90 per Common Share is equal to 4.5% of the initial offering price. The Underwriters may allow, and the dealers may reallow, a discount not in excess of $.10 per Common Share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any Common Shares purchased on or before August 31, 2004.


     The following table shows the public offering price, estimated offering expenses, sales load and proceeds to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

                                                              PER SHARE      WITHOUT OPTION     WITH OPTION
                                                              ---------      --------------     -----------
     Public offering price.............................        $20.00         $370,000,000      $425,500,000
     Sales load........................................          $.90          $16,650,000       $19,147,500
     Estimated offering expenses.......................          $.04             $740,000          $851,000
     Proceeds, after expenses, to the Fund.............        $19.06         $352,610,000      $405,501,500

     The Fund will pay its Common Share offering costs up to and including $.04 per Common Share. The Fund has agreed to pay the Underwriters $.00667 per Common Share as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the Underwriters will not exceed .03335% of the total price to the public of the Common Shares sold in this offering. The Fund has also agreed to pay certain fees to counsel to the Underwriters in an amount up to $7,500, which will not exceed .00178% of the total price to the public of the Common Shares sold in this offering. The Adviser has agreed to pay (i) all organizational costs and
(ii) all offering costs of the Fund (other than sales load but including the partial reimbursement of certain underwriter expenses described above) that exceed $.04 per Common Share. The Sub-Adviser has agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Fund that exceed $.04 per Common Share. To the extent that aggregate offering expenses are less than $.04 per Common Share, up to .10% of the public offering price of the securities sold in this offering, up to such expense limit, will be paid to First Trust Portfolios, L.P. as reimbursement for the distribution services it provides to the Fund (the "Contingent Reimbursement Amount"). First Trust Portfolios, L.P. is an affiliate of the Adviser.


Overallotment Option


     The Fund has granted the underwriters an option to purchase up to 2,775,000 additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional Common Shares proportionate to that underwriter's initial amount reflected in the above table.


Price Stabilization, Short Positions and Penalty Bids

     Until the distribution of the Common Shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing the Common Shares. However, the representatives may engage in transactions that stabilize the price of the Common Shares, such as bids or purchases to peg, fix or maintain that price.

     If the underwriters create a short position in the Common Shares in connection with the offering, i.e., if they sell more Common Shares than are listed on the cover of this prospectus, the representative may reduce that short position by purchasing Common Shares in the open market. The representative may also elect to reduce any short position by exercising all or part of the overallotment option described above. The underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the Common Shares to stabilize the price or to reduce a short position may cause the price of the Common Shares to be higher than it might be in the absence of such purchases.

     Neither the Fund nor any of the underwriters makes any representations or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representative will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

     The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of the Common Shares to the underwriters pursuant to the purchase agreement and certain transactions relating to the Fund's Dividend Reinvestment Plan.

     The Fund anticipates that the underwriters may from time to time act as brokers or, after they have ceased to be underwriters, dealers in executing the Fund's portfolio transactions. The underwriters are active underwriters of, and dealers in, securities and act as market-makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

     Common Shares will be sold so as to ensure that New York Stock Exchange distribution standards (i.e., round lots, public shares and aggregate market value) will be met.

Additional Compensation and Other Relationships


     The Adviser (and not the Fund) has agreed to pay from its own assets additional compensation to Merrill Lynch. This additional compensation will be payable quarterly at the annual rate of .15% of the Fund's total assets during the continuance of the Investment Management Agreement or other investment management agreement between the Adviser and the Fund. Merrill Lynch has agreed to provide, as requested by the Adviser, specified after-market support services designed to maintain the visibility of the Fund on an ongoing basis; relevant information, studies or reports regarding the Fund and the closed end investment company industry; and consultation regarding market discounts of the Fund. The total amount of these additional compensation payments to Merrill Lynch will not exceed 2.33485% of the total price to the public of the Common Shares sold in this offering.


     The Adviser (and not the Fund) has agreed to pay from its own assets to A.G. Edwards a quarterly incentive fee at an annual rate of up to .15% of the Fund's average weekly total assets attributable to Common Shares sold in this offering by A.G. Edwards and the other Underwriters (except for those Common Shares sold by Merrill Lynch), such fees to be payable during the continuance of the Investment Management Agreement or other investment management agreement between the Adviser and the Fund. The Adviser (and not the Fund) has also agreed to pay from its own assets to Raymond James a quarterly incentive fee at an annual rate of up to .10% of the Fund's average weekly total assets attributable to Common Shares sold in this offering by Raymond James, such fees to be payable during the continuance of the Investment Management Agreement or other investment management agreement between the Adviser and the Fund. The total amount of the quarterly incentive fee payable to A.G. Edwards will not exceed 1.86629% of the total price to the public of the Common Shares sold in this offering. The total amount of the quarterly incentive fee payable to Raymond James will not exceed .16373% of the total price to the public of the Common Shares sold in this offering.


     For purposes of the preceding two paragraphs, "total assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be outstanding or otherwise attributable to the use of leverage) minus the sum of the Fund's accrued and unpaid dividends on any outstanding shares and accrued liabilities (other than debt representing financial leverage, but including the value of call options written (sold)).

     First Trust Portfolios, L.P., an affiliate of the Adviser, will provide distribution assistance in connection with the sale of the Common Shares of the Fund, and may pay compensation out of its own assets (and not the assets of the Fund) to its respective employees who assist in marketing securities. In connection with this distribution assistance, to the extent the offering expenses payable by the Fund are less than $.04 per Common Share, the Fund will pay the Contingent Reimbursement Amount of up to .10% of the amount of the total price to the public of the Common Shares sold in this offering, up to such expense limit, to First Trust Portfolios, L.P. as reimbursement for its distribution assistance. Accordingly, the Contingent Reimbursement Amount will not exceed .10% of the total price to the public of the Common Shares sold in this offering.


     The total amount of the additional compensation payments to Merrill Lynch described above, plus the amounts paid by the Fund as the $.00667 per Common Share partial reimbursement to the Underwriters and as payment of certain fees to counsel to the Underwriters, the quarterly incentive fees payable to A.G. Edwards and Raymond James and the Contingent Reimbursement Amount payable to First Trust Portfolios, L.P., will not exceed 4.5% of the total price to the public of the Common Shares sold in this offering. The sum total of all compensation to or reimbursement of Underwriters and First Trust Portfolios, L.P. in connection with this public offering of Common Shares, including sales load and all forms of additional compensation to Underwriters, will be limited to 9% of the total price to the public of the Common Shares sold in this offering.

     The address of Merrill Lynch is 4 World Financial Center, New York, New York 10080. The address of A.G. Edwards is One North Jefferson Avenue, St. Louis, Missouri 63101. The address of Raymond James is 880 Carillon Parkway, St. Petersburg, Florida 33716.


                   CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT

     The custodian of the assets of the Fund is PFPC Trust Company, 301 Bellevue Parkway, Wilmington, Delaware 19809. The Fund's transfer, shareholder services and dividend paying agent is PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809. Pursuant to an Administration and Accounting Services Agreement, PFPC Inc. also provides certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent public accountant providing such accountant with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services. As compensation for administrative and accounting services, the Fund has agreed to pay PFPC Inc. an annual fee, calculated daily and payable on a monthly basis, of .10% of the Fund's average net assets, subject to decrease with respect to additional Fund net assets.


                                 LEGAL OPINIONS

     Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois, and for the Underwriters by Clifford Chance US LLP, New York, New York. Chapman and Cutler LLP and Clifford Chance US LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP.

                              TABLE OF CONTENTS OF
                     THE STATEMENT OF ADDITIONAL INFORMATION


                                                                            Page
                                                                            ----
Use of Proceeds .........................................................    1
Investment Objective ....................................................    1
Investment Policies and Techniques ......................................    3
Investment Risks ........................................................    9
Other Investment Policies and Techniques ................................   21
Management of the Fund ..................................................   32
Investment Adviser ......................................................   36
Sub-Adviser .............................................................   40
Portfolio Transactions and Brokerage ....................................   42
Distributions ...........................................................   43
Description of Shares ...................................................   43
Certain Provisions in the Declaration of Trust ..........................   44
Repurchase of Fund Shares; Conversion to Open-End Fund ..................   46
Tax Matters .............................................................   49
Performance Related and Comparative Information .........................   55
Experts .................................................................   57
Custodian, Administrator and Transfer Agent .............................   57
Independent Registered Public Accounting Firm ...........................   57
Additional Information ..................................................   58
Report of Independent Registered Public Accounting Firm .................   59
Financial Statements ....................................................   60
Appendix A - Fiduciary Asset Management, LLC Proxy Voting Policy.........  A-1

                     This page is intentionally left blank.


Page 45








                     This page is intentionally left blank.


Page 46





===============================================================================

     Until September 20, 2004 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.


                                18,500,000 SHARES


                     FIRST TRUST/FIDUCIARY ASSET MANAGEMENT
                                COVERED CALL FUND


                                  COMMON SHARES
                                $20.00 PER SHARE


                                   ----------
                                   PROSPECTUS
                                   ----------


                               MERRILL LYNCH & CO.
                                  A.G. EDWARDS
                                  RAYMOND JAMES
                               WACHOVIA SECURITIES
                                  ADVEST, INC.
                              ROBERT W. BAIRD & CO.
                               FERRIS, BAKER WATTS
                                  INCORPORATED
                        J.J.B. HILLIARD, W.L. LYONS, INC.
                             KEYBANC CAPITAL MARKETS
                             LEGG MASON WOOD WALKER
                                  INCORPORATED
                                OPPENHEIMER & CO.
                               RBC CAPITAL MARKETS
                                 RYAN BECK & CO.
                            WEDBUSH MORGAN SECURITIES
                           WELLS FARGO SECURITIES, LLC



                                 August 26, 2004

===============================================================================

Back Cover

            FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND
                       STATEMENT OF ADDITIONAL INFORMATION

         First Trust/Fiduciary Asset Management Covered Call Fund (the "Fund") is a newly organized, diversified closed-end management investment company.


         This Statement of Additional Information relating to common shares of beneficial interest of the Fund ("Common Shares") is not a prospectus, but should be read in conjunction with the Fund's Prospectus relating thereto dated August 26, 2004 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund's Prospectus prior to purchasing such shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 988-5891. You may also obtain a copy of the Fund's Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.


         This Statement of Additional Information is dated August 26, 2004.

                                TABLE OF CONTENTS

                                                                          PAGE

USE OF PROCEEDS...............................................................1

INVESTMENT OBJECTIVE..........................................................1

INVESTMENT POLICIES AND TECHNIQUES............................................3

INVESTMENT RISKS..............................................................9

OTHER INVESTMENT POLICIES AND TECHNIQUES.....................................21

MANAGEMENT OF THE FUND.......................................................32

INVESTMENT ADVISER...........................................................36

SUB-ADVISER..................................................................40

PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................42

DISTRIBUTIONS................................................................43

DESCRIPTION OF SHARES........................................................43

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST...............................44

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND.......................46

TAX MATTERS..................................................................49

PERFORMANCE RELATED AND COMPARATIVE INFORMATION..............................55

EXPERTS......................................................................57

CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT..................................57

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................57

ADDITIONAL INFORMATION.......................................................58

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM......................59

FINANCIAL STATEMENTS.........................................................60

Appendix A   --  Fiduciary Asset Management, LLC Proxy Voting Policy........A-1

                                 USE OF PROCEEDS


         The net proceeds of the offering of Common Shares of the Fund will be approximately: $352,610,000 ($405,501,500 if the Underwriters exercise the overallotment option in full) after payment of the estimated offering costs. The Fund expects it will be able to invest substantially all of the net proceeds in common stocks that meet the investment objective and policies within seven days after completion of the offering.


         For the Fund, First Trust Advisors L.P. ("First Trust Advisors" or "Adviser") has agreed to pay (i) all organizational expenses and (ii) all offering costs of the Fund (other than sales load but including partial a reimbursement of certain underwriting expenses) that exceed $.04 per Common Share and Fiduciary Asset Management, LLC ("Fiduciary Asset Management" or "Sub-Adviser") has agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Fund that exceed $.04 per Common Share.

         Pending investment in securities that meet the Fund's investment objective and policies, the net proceeds of the offering will be invested in cash or cash equivalents.


                              INVESTMENT OBJECTIVE

         Investment Objective. The Fund's investment objective is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities and writing (selling) call options on at least 80% of the Fund' managed assets. There can be no assurance that the Fund's investment objective will be achieved.

         The Fund cannot change its investment objective without the approval of the holders of a "majority of the outstanding" Common Shares. As defined in the Investment Company Act of 1940, as amended, (the "1940 Act"), when used with respect to particular shares of the Fund, a "majority of the outstanding" Common Shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the Fund's outstanding voting shares are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting shares, whichever is less.

INVESTMENT RESTRICTIONS

         Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common
Shares:

                   (1) issue senior securities, as defined in the 1940 Act, other than the borrowings permitted by investment restriction (2) set forth below;

                   (2) borrow money, except as permitted by the 1940 Act;

                   (3) act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

                   (4) purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

                   (5) purchase or sell physical commodities (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities);

                   (6) make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objectives, policies and limitations;

                   (7) with respect to 75% of its total assets, purchase any securities, if as a result more than 5% of the Fund's total assets would then be invested in securities of any single issuer or if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the 1940 Act), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation; and

                   (8) invest 25% or more of its total assets in securities of issuers in any single industry or sector of the economy, provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         For the purpose of applying the limitation set forth in subparagraph
(7) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

         In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees without a shareholder vote. The Fund may not:

                   (1) sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short; or

                   (2) purchase securities of companies for the purpose of exercising control.

         The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.


                       INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Fund's Prospectus.

INVESTMENT PHILOSOPHY AND PROCESS

         Under normal market conditions, the Fund will pursue an integrated investment strategy in which the Fund will invest substantially all of its managed assets in a diversified portfolio of common stock of U.S. corporations and U.S. dollar-denominated equity securities of foreign issuers, in each case that are traded on U.S. securities exchanges, and on an ongoing and consistent basis, write (sell) covered call options on at least 80% of the Fund's managed assets. The Fund seeks to produce a high level of current income and gains primarily from the premium income it receives from writing (selling) call options, from dividends received on the equity securities held in the Fund's portfolio, and, to a lesser extent, from capital appreciation in the value of equity securities underlying such covered call options.

         o Common Stock/Equity Securities. Common stocks and equity securities will be selected by the Sub-Adviser utilizing its proprietary quantitative/qualitative selection criteria. The Sub-Adviser's quantitative/qualitative selection criteria will focus on sectors, industries and individual common stocks and equity securities that exhibit strong fundamental characteristics. Common stock and equity security selections by the Sub-Adviser will fall into one or more of the following four categories: sector leaders that are expected to benefit from macroeconomic developments, strong franchises that are temporarily out of favor, franchises that diversify portfolio risk and companies that exhibit sound fundamentals with attractive option premiums. The Fund may invest up to 20% of its managed assets in U.S. dollar-denominated equity securities of foreign issuers. In addition, the Fund may invest up to 10% of the Fund's managed assets in equity securities of other investment companies that invest primarily in securities of the type in which the Fund may invest directly.

         o Covered Call Options. The Fund will write (sell) covered call options, including Long-Term Equity AnticiPation Securities ("LEAPS(R)"), against the equity securities held in the Fund's portfolio with strike prices (defined below) and expiration dates (defined below) that are collectively intended to provide risk/reward characteristics that are consistent with the Fund's investment objective. The Fund will write (sell) covered call options with respect to at least 80% of its managed assets. The Sub-Adviser believes that writing (selling) call options will provide the Fund with current income and may enhance the Fund's total return in a neutral to modestly rising market and provide a partial hedge in a declining market.

         The options the Fund intends to write (sell) are considered "covered" because the Fund will own equity securities against which the options are written (sold). As a result, the number of call options the Fund can write
(sell) is limited by the number of equity securities the Fund holds in its portfolio. The Fund will not write (sell) "naked" call options; i.e., options on more equity securities than are held in the Fund's portfolio. By writing (selling) covered call options, the Sub-Adviser seeks to generate income, in the form of the premiums received for writing (selling) the call options. The Sub-Adviser will consider several factors when writing (selling) call options, including the overall equity market outlook, sector and/or industry attractiveness, individual security considerations, and relative and/or historical levels of option premiums.

         When the Fund writes (sells) a call option, it is selling to the buyer (the "option holder") the right, but not the obligation, to purchase a particular asset (e.g., the underlying equity security) from the Fund at a fixed price (the "strike price") on or before a specified date (the "expiration date"). A call option normally represents the right to purchase 100 shares of the underlying equity security. In exchange for the right to purchase the underlying equity security, the option holder pays a fee or "premium" to the Fund. For example, the buyer of one ABC June 110 call option at $1.00 has paid to the writer (seller) a premium of $1.00 to acquire the right to purchase 100 shares of ABC at $110 up until the call option's June expiration date. All call options covering ABC are referred to as an "option class." Each individual option with a distinctive trading month and strike price is an "option series."

         The Fund will write (sell) call options that are generally issued, guaranteed and cleared by The Options Clearing Corporation ("OCC"), a registered clearing corporation. Listed call options are traded on the American Stock Exchange, Chicago Board Options Exchange, International Securities Exchange, New York Stock Exchange, Pacific Stock Exchange, Philadelphia Stock Exchange and various other U.S. options exchanges. Conventional listed call options have expiration dates that can generally be up to nine months from the date the call options are first listed for trading. Longer-term call options, such as LEAPS(R), can have expiration dates up to three years from the date of listing. Call options are generally categorized as American-style options or European-style options. The call options the Fund intends to write (sell) will generally be American-style options, which may be exercised at any time between the date of purchase and the expiration date. The Fund may also write (sell)

European-style options, which may be exercised only during a specified period of time just prior to the expiration date. In certain limited circumstances in which the illiquidity of a market for a particular option effectively precludes the Fund from writing (selling) a covered call option in a manner consistent with the Fund's investment objective and strategies, the Fund may write (sell) over-the-counter covered calls.

         The Fund intends to primarily write (sell) call options which are "out-of-the-money." Out-of-the-money call options are options with a strike price above the current market price of the underlying equity security. Out-of-the-money options will generate premium income to the Fund as well as provide for potential appreciation in the equity security to the extent of the difference between the strike price and the purchase price of such equity security. The Fund may also write (sell) "in-the-money" and "at-the-money" call options. In-the-money call options are call options with a strike price below the current market price of the underlying equity security and at-the-money call options are options with a strike price equal to the current price of the underlying equity security. The Fund may write (sell) in-the-money and at-the-money call options as a defensive measure to protect against a possible decline in the underlying equity security.

         As share prices of equity securities held in the Fund's portfolio approach the call options' strike price, there is a greater likelihood that the call options could be exercised by the option holder and the Fund forced to sell the equity security. While this may be beneficial to the Fund in certain circumstances, the Fund intends to minimize undesirable option exercises by entering into covering transactions in which the Fund will purchase call options of the same option series as the written (sold) call option, which has the economic effect of canceling the written (sold) call option.

         The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered call options. Furthermore, the Fund's options transactions may be subject to limitations established by each of the exchanges or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written (sold) or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written (sold) or purchased on the same or different exchanges or other trading facilities or are held or written (sold) in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write (sell) or purchase may be affected by options written
(sold) or purchased by other investment advisory clients of the Adviser or Sub-Adviser. An exchange or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         Unlike equity securities, which can be sold, the call options the Fund writes (sells) will either be exercised, expire or cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If a call option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the exercise price. In this case, the call option premium received by the Fund will be added to the amount realized on the sale of the equity security for purposes of determining gain or loss. If the price of the underlying equity security is less than the call option's exercise price, the call option will likely expire without being exercised. In this scenario, the Fund will retain the equity security and expects to write (sell) a new call option against those same shares. The call option premium will be treated as short term capital gain on the expiration date of the call option. The Fund may also elect to close out its position in a call option prior to its expiration by purchasing a call option of the same option series as the call option written (sold) by the Fund. There is, however, no assurance that the Fund will be able to enter into an offsetting call option purchase when the Fund desires.

PORTFOLIO COMPOSITION

         Common Stocks. The Fund intends to invest substantially all, but in no event less than 90%, of its managed assets in common stocks. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in recent years have significantly underperformed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

         Non-U.S. Equity Securities. The Fund may invest up to 20% of its managed assets in U.S. dollar-denominated equity securities of foreign issuers. These equity securities are either in the form of ADRs or are directly listed on a U.S. securities exchange. Investments in equity securities of non-U.S. issuers involve special risks not presented by investments in equity securities of U.S. issuers, including the following: (i) less publicly available information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that in a changing market, the Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the U.S., due to blockage of foreign currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund's return. The economies and social and political climate of individual countries may differ unfavorably from those of the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions, factors which may adversely affect the value of the Fund's non-U.S. equity securities. Unanticipated political and social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

         Investment Companies. The Fund may invest up to 10% of its managed assets in equity securities of other open- or closed-end investment companies or unit investment trusts ("Investment Companies") that invest primarily in securities of the type in which the Fund may invest directly. The Fund anticipates that these investments will primarily be in exchange traded funds ("ETFs"). ETFs are registered investment companies, the shares of which are traded on a securities exchange like common stock. ETFs are designed to track the performance of a particular index. An investment in an ETF is subject to the risks of any investment in a broadly based portfolio of securities, including the risk that the general level of securities prices may decline, thereby adversely affecting the value of such investment. ETFs are subject to additional risks, including the fact that ETFs are not actively managed, the net asset value of ETFs may not always correspond to the market price of the underlying securities, market liquidity, and the possibility that the exchange where the ETF is traded may halt trading in the securities. As a stockholder in a registered investment company, the Fund will bear its ratable share of the ETF's expenses. Not only would the holders of the Common Shares ("Common Shareholders") in the Fund bear their ratable share of the Fund's expenses, they would also indirectly bear their ratable share of the ETF's expenses if the Fund invests in an ETF.

         Covered Call Options. When the Fund purchases equity securities, it will simultaneously write (sell) covered call options on substantially all of such equity securities. The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered call options. By writing (selling) call options, the Fund seeks to generate additional income, in the form of premiums received for writing (selling) the options, and provide a partial hedge against a market decline in the underlying equity security. Call options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, an increase in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of call options may also be adversely affected if the market for the options becomes less liquid or smaller.

         Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period when the net proceeds of the offering of Common Shares are being invested or during periods in which the Adviser or Sub-Adviser determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its net assets in cash and cash equivalents. The Adviser's or Sub-Adviser's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impracticable to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objective. These investments are defined to include, without limitation, the following:

                   (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

                   (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

                   (3) Repurchase agreements, which involve purchases and sales of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

                   (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. First Trust Advisors will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a nationally recognized statistical rating organization and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

                   (5) The Fund may invest in bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

                   (6) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

                   (7) The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act.


                                INVESTMENT RISKS


NO OPERATING HISTORY

         The Fund is a newly organized, diversified, closed-end management investment company and has no operating history.

INVESTMENT AND MARKET RISK

         An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. In addition, by writing (selling) call options on the equity securities held in the Fund's portfolio, the capital appreciation potential of such securities is limited to the difference between the strike price of the call options written
(sold) and the purchase price of the equity security underlying such options.

         Accordingly, your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

MANAGEMENT RISK

         The Fund is subject to management risk because it is an actively managed portfolio. The Adviser and the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

COMMON STOCK RISK

         An investment in the Fund should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the common stock market may worsen and the value of the equity securities and therefore the value of the Fund may decline. The Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with an equity investment. The past market and earnings performance of any of the equity securities included in the Fund is not predictive of their future performance. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Neither the Adviser or the Sub-Adviser can predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Fund will fluctuate over the life of the Fund and may be more or less than the price at which they were purchased by the Fund. The equity securities held in the Fund may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Fund's purchase and sale of the equity securities and other factors.

         Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

         Neither the Adviser or Sub-Adviser shall be liable in any way for any default, failure or defect in any equity security held in the Fund's portfolio.

OPTION RISK

         The Fund will write (sell) call options on at least 80% of the Fund's managed assets. These call options will give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to (in the case of American style options) the option's expiration date. The ability to successfully implement the Fund's investment strategy depends on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call option, but has retained the risk of loss should the price of the underlying security decline. The value of the options written
(sold) by the Fund, which will be marked-to-market on a daily basis, will be affected by changes in the value and dividend rates of the underlying equity securities, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying equity securities and the remaining time to the options' expiration. The value of the options may also be adversely affected if the market for the options becomes less liquid or smaller. The value of the options will be deducted from the value of the Fund's assets when determining the Fund's net asset value.

         There can be no assurance that a liquid market for the options will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written (sold) on a security, it would not be able to sell the underlying security unless the option expired without exercise. The Sub-Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Board of Trustees of the Fund (the "Board"or the "Trustees").

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. In certain circumstances, a reduction in the exercise price of an option could reduce the Fund's capital appreciation potential on the underlying security.

         To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

         The writing (selling) and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Sub-Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

INVESTMENT COMPANIES RISK

         The Fund may invest up to 10% of its managed assets in equity securities of other Investment Companies that invest primarily in securities of the type in which the Fund may invest directly. The Fund anticipates that these investments will primarily be in ETFs. ETFs are registered investment companies, the shares of which are traded on a securities exchange like common stock. ETFs are designed to track the performance of a particular index. An investment in an ETF is subject to the risks of any investment in a broadly based portfolio of securities, including the risk that the general level of securities price may decline, thereby adversely affecting the value of such investment. ETFs are subject to additional risks, including the fact that ETFs are not actively managed, the net asset value of ETFs may not always correspond to the market price of the underlying securities, market liquidity, and the possibility that the exchange where the ETF is traded may halt trading in the securities. As a stockholder in a registered investment company, the Fund will bear its ratable share of the ETF's expenses. Not only would Common Shareholders in the Fund bear their ratable share of the Fund's expenses, they would also indirectly beat their ratable share of the ETF's expenses if the Fund invests in an ETF.

LEGISLATION

         At any time after the date of the Prospectus, legislation may be enacted that could negatively affect the equity securities in the Fund or the issuers of the equity securities. Changing approaches to regulation may have a negative impact on certain companies represented in the Fund. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the issuers of the equity securities held in the Fund to achieve their business goals.

INDUSTRY AND SECTOR RISK

         The Fund may invest up to 25% of its managed assets in the equity securities of issuers in a single industry or sector of the economy. If the Fund is focused in an industry or sector, it may face more risks than if it were broadly diversified over numerous industries and sectors of the economy. Individual industries or sectors may be subject to unique risks which may include, among others, governmental regulation, inflation, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, rising interest rates. See "Risks -- Industry and Sector Risk" in the Fund's Prospectus.

         The Fund currently intends to make significant investments in equity securities of companies in the technology sector, the financial institutions sector and the consumer products sector. However, if market conditions change, the Fund's portfolio would not necessarily be composed of equity securities in these sectors, but could be composed significantly of equity securities of issuers in other sectors of the market.

         The technology sector may include, for example, companies that rely extensively on technology, science or communications in their product development or operations. Technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; and evolving industry standards and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Technology company stocks, especially those which are Internet-related, have experienced extreme price and volume fluctuations that are often unrelated to the operating performance of the respective company.

         The financial institutions sector may include, for example, commercial banks, savings and loan associations, brokerage and investment companies, and consumer and industrial finance companies. The industries within the financial institutions sector are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Financial institutions are subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. Profitability can be largely dependent on the availability and cost of capital funds and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Insurance companies can be subject to severe price competition. The financial institutions industries are currently undergoing relatively rapid change as existing distinctions between financial institutions segments become less clear. For example, recent business combinations have included insurance, finance, and securities brokerage under single ownership.

         The consumer products sector may include, for example, companies principally engaged in the manufacture and distribution of goods and services to consumers both domestically and internationally and in merchandising finished goods and services primarily to individual consumers. Consumer products companies are generally subject to the risks of cyclicality of revenues and earnings; economic recession; currency fluctuations; changing consumer tastes; extensive competition; product liability litigation; and increased governmental regulation. Generally, spending on consumer products is affected by the economic health of consumers. A weak economy, and its effect on consumer spending, would adversely affect consumer products companies.

INCOME RISK

         Net investment income paid by the Fund to its Common Shareholders is derived primarily from the premiums it receives from writing (selling) call options and, to a lesser extent, from the dividends and interest it receives from the equity securities and other investments held in the Fund's portfolio and short-term gains thereon. Premiums from writing (selling) call options and dividends and interest payments made by the securities in the Fund's portfolio can vary widely over time. Dividends on equity securities are not fixed but are declared at the discretion of an issuer's board of directors.

         There is no guarantee that the issuers of the equity securities in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. As described further in "Tax Matters," "qualified dividend income" received by the Fund, except as noted below, will generally be eligible for the reduced tax rate applicable to such dividends under the Tax Act. Unless subsequent legislation is enacted, the reduction to tax rates as set forth in the Tax Act will expire for taxable years beginning on or after January 1, 2009. The Fund cannot assure you as to what percentage of the dividends paid on the Common Shares, if any, will consist of "qualified dividend income" or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains. See "Tax Matters."

PORTFOLIO TURNOVER RISK

         The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. However, to the extent options written (sold) by the Fund are exercised or covered, the Fund's portfolio turnover rate will increase.

         Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. Additionally, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Fund's investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. See "Tax Matters."

NON-U.S. EQUITY SECURITIES

         The Fund may invest in equity securities of companies domiciled in jurisdictions other than the United States. These equity securities are either in the form of ADRs or are directly listed on a U.S. securities exchange. Investments in equity securities of non-U.S. issuers involve special risks not presented by investments in equity securities of U.S. issuers, including the following: (i) less publicly available information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that in a changing market, the Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non- U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the adverse impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the U.S., due to blockage of foreign currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund's return. The economies and social and political climate of individual countries may differ unfavorably from those of the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions, factors which may adversely affect the value of the non-U.S. equity securities held by the Fund. Unanticipated political and social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

ILLIQUID SECURITIES RISK

         The equity securities in which the Fund will invest are publicly traded securities. However, certain public securities, particularly securities of smaller capitalized or less seasoned issuers, may from time to time lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. In the absence of an active secondary market, the Fund's ability to purchase or sell such securities at a fair price may be impaired or delayed. The call options written (sold) by the Fund are listed and traded on one or more domestic securities exchanges and are issued by OCC. The value of these options may be adversely affected if the market for the options becomes less liquid or smaller. In addition, if the Fund is unable to close an option position in a timely or cost effective basis, the Fund's ability to sell the underlying equity security may be limited.

TAX RISK

         Covered call option premiums will be treated by the Fund as either short-term or long-term capital gain or loss, depending whether the call option expires, is exercised or cancelled pursuant to a covering transaction, and the timing of such transaction. Thus, the Fund cannot assure you as to any level of any regular quarterly distributions of net investment income (income other than net long-term capital gain) that will be treated as ordinary income, cannot assure you as to any level of capital gain distributions and cannot assure you as to any ratio of regular quarterly distributions to capital gain distributions. In addition, there can be no assurance as to the percentage of distributions on the Common Shares that will qualify for taxation to individual Common Shareholders as "qualified dividend income." Qualified dividend income received by individual Common Shareholders is taxed at long-term capital gains rates, which reach a maximum of 15%. The special tax treatment afforded to qualified dividend income is set to end as of December 31, 2008 (assuming such special tax treatment is not repealed by Congress on or prior to such date). Higher tax rates will apply beginning in 2009 unless further legislative action is taken by Congress. See "Tax Matters."

DERIVATIVES

         In addition to the risks associated with its option strategy, the Fund may enter into Strategic Transactions. Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the

Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

         There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. See "Risks - Option Risk" for a discussion of these risks.

         There are several risks associated with the use of futures contracts and futures options. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as variations in market demand for futures, options on futures and their related securities, including technical influences in futures and futures options trading, and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Sub-Adviser's ability to predict correctly changes in interest rate relationships or other factors.

         Depending on whether the Fund would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the Common Shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

         The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, the Fund's use of swaps or caps could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap.

         Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of the Fund's portfolio assets being hedged. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of the Common Shares.

         In addition to the foregoing, the use of derivative instruments involves certain general risks and considerations as described below.

                   (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager's ability, to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance the advisor's judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

                   (2) Credit Risk. Credit risk is the risk that a loss be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that First Trust Advisors reasonably believes are capable of performing under the contract.

                   (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's success in using hedging instruments is subject to the Adviser's ability to correctly predict changes in relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Adviser's judgment in this respect with be accurate. An imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to a risk of loss.

                   (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

                   (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

                  (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

INTEREST RATE RISK

         Interest rate risk is the risk that equity and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of the equity securities in which the Fund invests generally will fall. The Fund's investment in such equity securities means that the net asset value and market price of the Common Shares will tend to decline if market interest rates rise. Interest rates are at or near historic lows, and as a result, they are likely to rise over time.

MARKET DISRUPTION RISK

         The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The ongoing United States military and related action in Iraq and events in the Middle East could have significant adverse effects on the U.S. economy, the stock market and world economies and financial markets generally. The Fund cannot predict the effects of similar events in the future on the U.S. and world economies, the value of the Common Shares or the net asset value of the Fund.

INFLATION RISK

         Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline.

CERTAIN AFFILIATIONS

         Certain broker-dealers may be considered to be affiliated persons of the Fund or First Trust Advisors. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

ANTI-TAKEOVER PROVISIONS

         The Fund's Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust."

MARKET DISCOUNT FROM NET ASSET VALUE

         Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following completion of this offering. The net asset value of the Common Shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for the Common Shares, stability of dividends or distributions, trading volume of the Common Shares, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price.

OVER-THE-COUNTER MARKET

         The Fund may invest in over-the-counter stocks or write (sell) over-the-counter call options. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock or option is less than the volume of trading in a listed stock or option. This means that the depth of market liquidity of some stocks or options in which the Fund invests may not be as great as that of other securities and, if the Fund were to dispose of such a stock or option, it might have to offer the shares or options at a discount from recent prices, or sell the shares or options in small lots over an extended period of time.


                    OTHER INVESTMENT POLICIES AND TECHNIQUES

HEDGING AND INTEREST RATE TRANSACTIONS

         General Description of Hedging and Interest Rate Transactions. The Fund may, but is not required to, enter into various hedging and strategic transactions to seek to facilitate portfolio management and mitigate risks. Certain of these hedging and strategic transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management of hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and strategic techniques described below. The Fund will incur brokerage and other costs in connection with its hedging transactions.

         Strategic transactions on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments may be limited by tax considerations.

         Options on Securities and Securities Indices. The Fund may purchase and write (sell) call and put options on any securities and securities indices. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write (sell) covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or to protect against declines in the value of the portfolio securities and against increases in the cost of securities to be acquired.

         Writing Covered Options. To generate additional income, the Fund intends, on a consistent and ongoing basis, to write (or sell) covered call options on the equity securities held in the Fund's portfolio. A call option on securities written (sold) by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written (sold) by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

         All call and put options written (sold) by the Fund are covered. A written (sold) call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written (sold) call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

         The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written (sold). Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

         Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

         The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

         The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

         The Fund's options transactions will be subject to limitations established by each of the exchanges or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written (sold) or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written (sold) or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write (sell) or purchase may be affected by options written (sold) or purchased by other investment advisory clients of the Sub-Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         General Limitations on Futures and Options Transactions. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the Fund is not subject to regulation as a commodity pool under the CEA.

         The foregoing limitations are not fundamental policies of the Fund and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and Futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for Futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

         Asset Coverage for Futures and Options Positions. The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and Futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the Futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

         Options. As an anticipatory hedge, the Fund may purchase put and call options on stock or other securities. A put option embodies the right of its purchaser to compel the writer (seller) of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price.

         As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date.

The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

         Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

         Some, but not all, of the derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

         Futures Contracts. The Fund may enter into stock-related Futures Contracts, including security futures contracts as an anticipatory hedge. The Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of shares of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be "long" the contract. A person who sells a security futures contact enters into a contract to sell the underlying security and is said to be "short" the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange.

         Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. In order to enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage (usually at least 20 percent) of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

         An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract, the Fund may not be able to realize a gain in the value of its future position, or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

         Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying shares. Conversely, a person who is short the contract must make delivery of the underlying shares in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

         Other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

         As noted above, margin is the amount of funds that must be deposited by the Fund in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Future Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the respective Fund. In computing daily net asset value, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

         Because of the low margin deposits required, Futures Contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Future Contracts were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

         In addition to the foregoing, imperfect correlation between the Futures Contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

         In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns, or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under such circumstances if trading is halted on securities accounting for at least 50 percent of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average ("DJIA") experiences one-day declines of 10-, 20- and 30-percent. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances - such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

         A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could prevent the Fund from liquidating a position in security futures contracts at that time.

         Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

         Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

         If, in the opinion of the Sub-Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Sub-Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

         When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position. On other occasions, the Fund may take a "long" position by purchasing futures contracts.

         Options on Futures Contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging or for other purposes as permitted by the CFTC. These purposes may include using futures and options on futures as a substitute for the purchase or sale of securities to increase or reduce exposure to particular markets. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will generally have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

         Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

         While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

         Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

         Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

         Equity Swaps and Interest Rate Swaps, Collars, Caps and Floors. In order to hedge the value of the Fund's portfolio against fluctuations in the market value of equity securities, interest rates or to enhance the Fund's income, the Fund may, but is not required to, enter into equity swaps and various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions primarily as a hedge. However, the Fund also may invest in equity and interest rate swaps to enhance income or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

         In an equity swap, the cash flows exchanged by the Fund and the counterparty are based on the total return on some stock market index and an interest rate (either a fixed rate or a floating rate). In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

         The Fund usually will enter into equity and interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian.

         The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate price, to receive payments at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor.

         Typically, the parties with which the Fund will enter into equity and interest rate transactions will be broker-dealers and other financial institutions. The Fund will not enter into any equity swap, interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Sub-Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the Fund's ability to engage in interest rate swaps.

         The Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

PORTFOLIO TURNOVER RATE

         The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. However, to the extent options written (sold) by the Fund are exercised or covered, the Fund's portfolio turnover rate will increase. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. Additionally, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Fund's investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.


                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

         The management of the Fund, including general supervision of the duties performed for the Fund under the Investment Management Agreement and Sub-Advisory Agreement, is the responsibility of the Board of Trustees. The Trustees set broad policies for the Fund and choose the Fund's officers. The following is a list of the Trustees and officers of the Fund and a statement of their present positions and principal occupations during the past five years, with the Trustee who is an "interested person" (as such term is defined in the 1940 Act) of the Fund identified as such.



                                                                                                    Number of
                                                                                                    Portfolios
                                                                                                    in Fund
                                                         Term of Office                             Complex            Other
                                                         and Year First                             Overseen by        Trusteeships
                                  Position and           Elected or      Principal Occupations      Trustee or         Held by
Name, Address and Age             Offices with Fund      Appointed       During Past 5 Years        Officer            Trustee
---------------------             -----------------      --------------  ---------------------      ------------       ------------
Trustee who is an Interested
Person of the Fund
----------------------------
James A. Bowen(1)*                President,             o One Year(2)   President, First           19 Portfolios      None
D.O.B.: 09/55                     Chairman of the        o 2004          Trust Portfolios and
1001 Warrenville Road,            Board, Chief                           First Trust Advisors;
  Suite 300                       Executive Officer                      Chairman of the Board
Lisle, IL 60532                   and Trustee                            of Directors, Bond
                                                                         Wave, LLC

Trustees who are not Interested
Persons of the Fund
-------------------------------
Richard E. Erickson               Trustee                o One Year(2)   Physician,                 19 Portfolios      None
D.O.B.: 04/51                                            o 2004          Sportsmed/Wheaton
c/o First Trust Advisors L.P.                                            Orthopedics
1001 Warrenville Road,
  Suite 300
Lisle, IL 60532


Niel B. Nielson                   Trustee                o One Year(2)   President (2002 to         19 Portfolios    Director of
D.O.B.: 03/54                                            o 2004          Present), Covenant                          Good News
c/o First Trust Advisors L.P.                                            College; Pastor (1997                       Publishers -
1001 Warrenville Road,                                                   to 2002), College                           Crossway
  Suite 300                                                              Church in Wheaton                           Books; Covenant
Lisle, IL 60532                                                                                                      Transport Inc.


                                      -32-

                                                                                                    Number of
                                                                                                    Portfolios
                                                                                                    in Fund
                                                         Term of Office                             Complex            Other
                                                         and Year First                             Overseen by        Trusteeships
                                  Position and           Elected or      Principal Occupations      Trustee or         Held by
Name, Address and Age             Offices with Fund      Appointed       During Past 5 Years        Officer            Trustee
---------------------             -----------------      --------------  ---------------------      ------------       ------------

Thomas R. Kadlec                  Trustee                o One Year(2)   Vice President, Chief      19 Portfolios    None
D.O.B.: 11/57                                            o 2004          Financial Officer
c/o First Trust Advisors L.P.                                            (1990 to Present),
1001 Warrenville Road,                                                   ADM Investor
  Suite 300                                                              Services, Inc.
Lisle, IL 60532                                                          (Futures Commission
                                                                         Merchant); Registered
                                                                         Representative (2000
                                                                         to Present), Segerdahl
                                                                         & Company, Inc., an NASD
                                                                         member (Broker-Dealer)

David M. Oster                    Trustee                o One Year(2)   Trader (Self-Employed)     8 Portfolios     None
D.O.B.: 03/64                                            o 2004          (1987 to Present)
c/o First Trust Advisors L.P.                                            (Options Trading
1001 Warrenville Road,                                                   and Market Making)
  Suite 300
Lisle, IL 60532


Officers of the Fund
--------------------
Mark R. Bradley                   Treasurer,             o Indefinite    Chief Financial            19 Portfolios    N/A
D.O.B.: 11/57                     Controller, Chief        term          Officer, Managing
1001 Warrenville Road,            Financial Officer      o 2004          Director, First Trust
  Suite 300                       and Chief                              Portfolios and First
Lisle, IL 60532                   Accounting Officer                     Trust Advisors

Susan M. Brix                     Assistant Vice         o Indefinite    Representative, First      19 Portfolios    N/A
D.O.B.: 01/60                     President                term          Trust Portfolios;
1001 Warrenville Road,                                   o 2004          Assistant Portfolio
  Suite 300                                                              Manager, First Trust
Lisle, IL 60532                                                          Advisors

Robert F. Carey                   Vice President         o Indefinite    Senior Vice                19 Portfolios    N/A
D.O.B.: 07/63                                              term          President, First
1001 Warrenville Road,                                   o 2004          Trust Portfolios and
  Suite 300                                                              First Trust Advisors
Lisle, IL 60532

W. Scott Jardine                  Secretary and          o Indefinite    General Counsel,           19 Portfolios    N/A
D.O.B.: 05/60                     Chief Compliance         term          First Trust
1001 Warrenville Road,            Officer                o 2004          Portfolios and First
  Suite 300                                                              Trust Advisors;
Lisle, IL 60532                                                          Secretary, Bond Wave,
                                                                         LLC

Kristi A. Maher                   Assistant              o Indefinite    Assistant General          19 Portfolios    N/A
D.O.B.:12/66                      Secretary                term          Counsel (March 2004
1001 Warrenville Road,                                   o 2004          to Present), First
  Suite 300                                                              Trust Portfolios;
Lisle, IL 60532                                                          Associate (1995 to
                                                                         March 2004), Chapman
                                                                         and Cutler LLP

Roger Testin                      Vice President         o Indefinite    Vice President             19 Portfolios    N/A
D.O.B.: 06/66                                              term          (August 2001 to
1001 Warrenville Road,                                   o 2004          Present), First Trust
  Suite 300                                                              Advisors; Analyst
Lisle, IL 60532                                                          (1998 to 2001), Dolan
                                                                         Capital Management
____________________

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position of President of First Trust Advisors, investment adviser of the Fund.

(2) Trustees are elected each year by shareholders and serve a one year term until their successors are elected. Mr. Bowen's officer positions with the Fund have an indefinite term.


         The Board of Trustees of the Fund has four standing committees, the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee, and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration of Trust and By-laws. The members of the Executive Committee shall also serve as a special committee of the Board known as the Pricing and Dividend Committee which is authorized to exercise all of the powers and authority of the Board in respect of the issuance and sale, through an underwritten public offering, of the Common Shares of the Fund and all other such matters relating to such financing, including determining the price at which such shares are to be sold and approval of the final terms of the underwriting agreement, including approval of the members of the underwriting syndicate. Such committee is also responsible for the declaration and setting of dividends. Messrs. Kadlec and Bowen are members of the Executive Committee. The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Fund's Board of Trustees. Messrs. Erickson, Nielson, Kadlec and Oster are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including Shareholders. When a vacancy on the Board occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including Shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board, Shareholders of the Fund shall mail such recommendation to W. Scott Jardine at the Fund's address, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532. Such recommendation shall include the following information: (a) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund Shareholder), (b) a full description of the proposed candidate's background, including their education, experience, current employment, and date of birth,
(c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an "interested person" in relation to such Fund, as such term is defined in the 1940 Act, as amended, and such other information that may be considered to impair the candidate's independence and (e) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and the outside counsel to the independent trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund. Messrs. Erickson, Kadlec and Oster are members of the Valuation Committee. The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Nielson, Kadlec and Oster serve on the Audit Committee. Because the Fund is newly organized, none of the committees have met during the Fund's last fiscal year.

         Messrs. Erickson, Nielson, Kadlec and Bowen are also trustees of First Defined Portfolio Fund, LLC, an open-end fund advised by First Trust Advisors with 11 portfolios. Messrs. Bowen, Erickson, Nielson, Kadlec and Oster are also trustees of the First Trust Value Line(R) 100 Fund, First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, First Trust/Four Corners Senior Floating Rate Income Fund II and Energy Income and Growth Fund, closed-end funds advised by First Trust Advisors. None of the Trustees who are not "interested persons" of the Fund, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios or their affiliates. In addition, Mr. Bowen and the other officers of the Fund, hold the same positions with the First Defined Portfolio Fund, LLC, First Trust Value Line(R) 100 Fund, First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, First Trust/Four Corners Senior Floating Rate Income Fund II and Energy Income and Growth Fund (collectively, the "First Trust Fund Complex") as they hold with the Fund.


      Effective June 7, 2004, the Trustees approved a revised compensation plan. Under the revised plan, the Fund pays each Trustee who is not an officer or employee of First Trust Advisors, any sub-adviser or any of their affiliates ("Independent Trustees") an annual retainer of $10,000 which includes compensation for all regular quarterly board meetings and regular committee meetings. No additional meeting fees are paid in connection with regular quarterly board meetings or regular committee meetings. Additional fees of $1,000 and $500 are paid to Independent Trustees for special board meetings and non-regular committee meetings, respectively. These additional fees are shared by the funds in the First Trust Fund complex that participate in the particular meeting and are not per fund fees. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Trustees adopted the revised plan because the increase in the number of funds in the First Trust complex had the effect of rapidly increasing their compensation under the previous arrangements. Prior to June 7, 2004, the Fund paid each Independent Trustee an annual fee of $10,000 plus $1,000 as compensation for each board meeting (in-person or by electronic means) and $500 per committee meeting (in-person or by electronic means) attended. The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year to each of the Independent Trustees and estimated total compensation to be paid to each of the Independent Trustees by the First Trust Fund Complex for a full calendar year. The Fund has no retirement or pension plans.

                                                          ESTIMATED
                                                          TOTAL COMPENSATION
                          ESTIMATED AGGREGATE             FROM FUND AND
NAME OF TRUSTEE           COMPENSATION FROM FUND(1)       FUND COMPLEX(2)
---------------           -------------------------       ------------------

Richard E. Erickson              $10,000                     $90,000
Thomas R. Kadlec                 $10,000                     $90,000
Niel B. Nielson                  $10,000                     $90,000
David M. Oster                   $10,000                     $80,000

--------------------
(1) The compensation estimated to be paid by the Fund to the Independent Trustees for the first full fiscal year for services to the Fund.
(2) The total estimated compensation to be paid to Messrs. Erickson, Kadlec and Nielson, Independent Trustees, from the Fund and Fund Complex for a full calendar year is based on estimated compensation to be paid to these Trustees for a full calendar year for services as Trustees to the First Defined Portfolio Fund, LLC, an open-end fund (with 11 portfolios) advised by First Trust Advisors plus estimated compensation to be paid to these Trustees by the First Value Line(R) 100 Fund, the First Trust Value Line(R) Dividend Fund, the First Trust/Four Corners Senior Floating Rate Income Fund, the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, First Trust/Four Corners Senior Floating Rate Income

       Fund II, Energy Income and Growth Fund and the Fund for a full calendar year. Mr. Oster is currently not a Trustee of the First Defined Portfolio Fund, LLC. Accordingly, his estimated total compensation is based on the estimated compensation to be paid by the First Trust Value Line(R) 100 Fund, the First Trust Value Line(R) Dividend Fund, the First Trust/Four Corners Senior Floating Rate Income Fund, the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Energy Income and Growth Fund and the Fund for a full calendar year.

         The Fund has no employees. Its officers are compensated by First Trust Advisors. The Shareholders of the Fund will elect trustees at the next annual meeting of shareholders.

         The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of July 31, 2004:

                                               AGGREGATE DOLLAR RANGE OF
                                               EQUITY SECURITIES IN ALL
                      DOLLAR RANGE OF          REGISTERED INVESTMENT COMPANIES
                      EQUITY SECURITIES        OVERSEEN BY TRUSTEE IN
TRUSTEE               IN THE FUND              FIRST TRUST FUND COMPLEX
-------               -----------------        -------------------------------
Mr. Bowen             None                     Over $100,000
Mr. Erickson          None                     $1-$10,000
Mr. Kadlec            None                     $50,001-$100,000
Mr. Nielson           None                     $10,000-$50,000
Mr. Oster             None                     $50,001-$100,000

         As of July 31, 2004, the Trustees of the Fund who are not "interested persons" of the Fund and immediate family members do not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

         As of August 26, 2004, First Trust Portfolios L.P. owned both beneficially and of record all of the Common Shares of the Fund.


                               INVESTMENT ADVISER

         First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, is the investment adviser to the Fund. As Adviser, First Trust Advisors provides the Fund with professional investment supervision and management and permits any of its officers or employees to serve without compensation as Trustees or officers of the Fund if elected to such positions. First Trust Advisors will be responsible for supervising the Sub-Adviser, monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Adviser, in consultation with the Sub-Adviser, is also responsible for determining the Fund's overall investment strategy and overseeing its implementation.

         First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940. First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

         First Trust Advisors is also adviser or sub-adviser to approximately eight mutual funds and eight closed-end funds (including the Fund) and is the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios. First Trust Portfolios specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios, an Illinois limited partnership formed in 1991, acts as sponsor for successive series of The First Trust Combined Series, FT Series (formerly known as The First Trust Special Situations Trust), the First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. First Trust Portfolios introduced the first insured unit investment trust in 1974 and to date, more than $48 billion in First Trust Portfolios unit investment trusts have been deposited.


         First Trust Advisors acts as investment adviser to the Fund pursuant to an Investment Management Agreement. The Investment Management Agreement continues in effect for the Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by the Trustees including a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund, or the vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time without the payment of any penalty upon 60 days' written notice by either party, or by action of the Board or by a majority vote of the outstanding voting securities of the Fund (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement provides that First Trust Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for its services, the Fund pays First Trust Advisors a fee as described in the Prospectus. Provisions regarding expense limitations are described in the Prospectus. See "Summary of Fund Expenses" and "Management of the Fund -- Investment Management Agreement" in the Fund's Prospectus.

         In addition to the fee of First Trust Advisors, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with First Trust Advisors), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

         On June 7, 2004, the Trustees of the Fund met with members of the Adviser and the Sub-Adviser to consider, among other things, the possible approval of the Investment Management Agreement between the Fund and First Trust Advisors and the Sub-Advisory Agreement between the Adviser, the Sub-Adviser and the Fund. Prior to the meeting, the Independent Trustees received a memorandum describing their legal obligations and duties relating to the approval of an investment advisory contract, including the duties of the Trustees under the 1940 Act and the general principles of state law; the requirements of the 1940 Act in such matters; the fiduciary duty of the Adviser; the standards used in determining whether boards of trustees have fulfilled their duties; and various factors to be considered by the Trustees in voting on whether to approve advisory agreements. In evaluating the Investment Management Agreement and the Sub-Advisory Agreement, the Independent Trustees met with their legal counsel privately to discuss their responsibilities and obligations with respect to the Investment Management Agreement and Sub-Advisory Agreement and the terms of the proposed agreements.

         In evaluating the Investment Management Agreement and the Sub-Advisory Agreement, the Trustees considered narrative information concerning, among other things, the nature of the services to be provided by the respective adviser or sub-adviser (as described below), the fees to be paid to the respective adviser and sub-adviser and the experience, resources and staffing of the respective adviser and sub-adviser.

         More specifically, because First Trust Advisors already serves as investment adviser on the various funds in the First Trust Fund Complex and in such regard previously provided the Trustees with information as to its personnel, staffing, experience, investment philosophy and fees paid by other clients, the Trustees noted that they were already well informed as to the services to be provided by and the fees paid to First Trust Advisors. In evaluating the Investment Management Agreement, the Trustees considered the supervisory services to be provided by First Trust Advisors, as the investment adviser, the personnel resources available to fulfill such function (including the job descriptions and background of newly-hired employees) and the advisory fees to be paid to First Trust Advisors. More specifically, First Trust Advisors updated the Trustees regarding its activities that are designed to strengthen its regulatory oversight systems and its ability to monitor the various sub-advisers serving the funds. In this regard, First Trust Advisors has hired an Assistant General Counsel as well as a manager responsible for sub-adviser oversight. The Trustees reviewed the division of services provided to the Fund by the Adviser and the Sub-Adviser and the corresponding allocation of fees, which were the product of arm's length negotiations between the parties.

         In evaluating the Sub-Advisory Agreement with Fiduciary Asset Management, the Trustees similarly considered the nature of the services to be provided and the fees to be paid. More specifically, because Fiduciary Asset Management already serves as a sub-adviser to a fund in the First Trust Fund Complex which invests in equity securities, the Trustees noted that they had been previously provided with information concerning Fiduciary Asset Management's experience and skill with the equity securities asset class (including the performance of the existing fund), its personnel, resources, investment personnel (their qualifications, duties and their historical experience with the equity securities and call option asset classes), investment philosophy and process and fees received for similar services, and took these factors into account when considering Fiduciary Asset Management as sub-adviser for the Fund. In particular, the Portfolio Manager of the Fund, Mr. Riad, has been significantly involved in the management of portfolios of equity securities and options since 1999. In addition, the Trustees reviewed the financial resources and ownership of Fiduciary Asset Management and reviewed Fiduciary Asset Management's regulatory filings (e.g., its most recent Form ADV filing). In approving the Sub-Advisory Agreement and the fees payable thereunder, the Trustees also took into account, in particular, the level of complexity required in managing this asset class, Fiduciary Asset Management's investment philosophy and the experience of the Portfolio Manager in managing this asset class. The Trustees were also made aware of Fiduciary Asset Management's performance history in the equity securities and call options asset classes.

         In considering the overall advisory arrangement, the Trustees also received and reviewed written information regarding advisory fees paid by other analogous funds and their respective expense ratios. The Board of Trustees, including all of the Independent Trustees of the Fund, and the sole shareholder of the Fund, each approved the Investment Management Agreement and the Sub-Advisory Agreement. The Independent Trustees determined that the terms of the Fund's Investment Management Agreement and the Sub-Advisory Agreement, including the fees, are fair and reasonable, and that they will enable the Fund to obtain high quality investment management services. The Trustees did not identify in their discussions any single factor as controlling but rather reviewed all pertinent information as part of their deliberations.

CODE OF ETHICS

         The Fund, the Adviser and the Sub-Adviser have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The codes of ethics are available on the EDGAR Database on the SEC's web site (http://www.sec.gov), and copies of these code may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING PROCEDURES

         The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

         The Board of Trustees is responsible for oversight of the Fund's proxy voting process. The Board has delegated day-to-day proxy voting responsibility to Fiduciary Asset Management. Fiduciary Asset Management's Proxy Voting Policy is set forth in Appendix A to this Statement of Additional Information.

         When required by applicable regulations, information regarding how the Fund voted proxies relating to portfolio securities will be available without charge by calling (800) 988-5891 or by accessing the SEC's website at http://www.sec.gov.

                                   SUB-ADVISER

         The Sub-Adviser, Fiduciary Asset Management, LLC, located at 8112 Maryland Avenue, Suite 400, St. Louis, MO 63105, is a registered investment adviser and serves as investment adviser or portfolio supervisor to investment portfolios with approximately $13.1 billion of assets as of July 31, 2004.

         Fiduciary Asset Management invests in a broad range of equity, hedged equity, master limited partnership, and fixed income strategies for institutional and high net worth clients. Fiduciary Asset Management's clients include Fortune 500 companies, public pensions and large endowments and foundations. Fiduciary Asset Management was established as an independent investment firm in 1994 and has managed covered call option portfolios for clients since 1997.

         Fiduciary Asset Management was founded in 1994 by Charles D. Walbrandt. From 1974 through 1994, Mr. Walbrandt served in various capacities with General Dynamics Corporation, including Corporate Vice President, Trust Investment and Treasurer. While at General Dynamics, Mr. Walbrandt created the internal investment department in 1983, designed the investment management process and managed both equity and fixed income portfolios. Mr. Walbrandt holds a B.S. degree in economics from the University of Wisconsin, a M.B.A. in finance from St. Louis University and is a Chartered Financial Analyst. Fiduciary Asset Management is controlled by Mr. Walbrandt.

         Fiduciary Asset Management will be responsible for the day-to-day execution of the Fund's investment strategy, providing investment research and making executive recommendations for the purchase and sale of securities.

         Fiduciary Asset Management's strategy committee collects and reviews general macroeconomic data with the goal of developing an overall firm strategic theme. This strategic theme incorporates such macroeconomic data into a general economic view as to the direction of the economy, the rate at which the economy is currently changing, the current market cycle and how that cycle co-exists with the economic cycle, and specific sectors and/or industries that appear attractive given potential future economic and market conditions. The analysis of Fiduciary Asset Management's strategy committee is utilized by Fiduciary Asset Management's portfolio managers and research professionals to screen, research and select equity securities for the Fund and determine the option strategy employed. Fiduciary Asset Management's strategy committee includes Charles D. Walbrandt, Wiley D. Angell, Mohammed Riad, James J. Cunnane Jr., and Joseph E. Gallagher.

         Mohammed Riad will serve as the primary portfolio manager for the Fund. Mr. Riad is a member of the portfolio management team and performs securities research. Mr. Riad currently heads Fiduciary Asset Management's options-based large-cap Hedged Core Equity & Stable Return Hedged Equity portfolios and Fiduciary Asset Management's small/mid-cap strategies. Mr. Riad has been instrumental in developing large scale options programs, working on both strategy and implementation and Mr. Riad oversees the trading strategies for Fiduciary Asset Management's St. Louis equity group. Mr. Riad joined the firm in June 1999 after earning his M.B.A. from Washington University. Prior to this, Mr. Riad worked for six years at Legg Mason Wood Walker in the Washington D.C. office, and as an Administrative Manager in Legg Mason Wood Walker's New York office. Mr. Riad also holds a Bachelor of Science degree in Business from Wake Forest University.

         The Sub-Adviser, subject to the Trustees' and the Adviser's supervision, provides the Fund with discretionary investment services. Specifically, the Sub-Adviser is responsible for managing the investments of the Fund in accordance with the Fund's investment objective, policies, and restrictions as provided in the Prospectus and this Statement of Additional Information, as may be subsequently changed by the Board of Trustees and publicly described. The Sub-Adviser further agrees to conform to all applicable laws and regulations of the SEC in all material respects and to conduct its activities under the Sub-Advisory Agreement in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Sub-Adviser will satisfy any applicable fiduciary duties it may have to the Fund, will monitor the Fund's investments, and will comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time, and the stated investment objective, policies and restrictions of the Fund. The Sub-Adviser is responsible for effecting all security transactions for the Fund's assets. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any loss suffered by the Fund (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser's duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in performance of its duties under such Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under such Sub-Advisory Agreement.

         Pursuant to the Sub-Advisory Agreement between the Adviser, the Sub-Adviser and the Fund, the Adviser has agreed to pay for the services and facilities provided by the Sub-Adviser through sub-advisory fees, as set forth in the Fund's Prospectus.

         The Sub-Advisory Agreement may be terminated without the payment of any penalty by First Trust Advisors, the Fund's Board of Trustees, or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days' written notice to the Sub-Adviser.

         All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Sub-Advisory Agreement has been approved by a majority of the disinterested trustees of the Fund and the sole shareholder of the Fund.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to the supervision of the Board of Trustees, the Sub-Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Sub-Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to the Sub-Adviser and its advisees. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on a Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. A Fund may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, the Sub-Adviser considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by the Adviser, the Sub-Adviser and/or their affiliates.

         Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

         In light of the above, in selecting brokers, the Sub-Adviser may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Sub-Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Sub-Adviser or the Registrant. The Sub-Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The investment advisory fees paid by the

Adviser to the Sub-Adviser under the Sub-Advisory Agreement are not reduced as a result of receipt by the Sub-Adviser of research services.

         The Sub-Adviser places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Fund effects their securities transactions may be used by the Sub-Adviser in servicing all of its accounts; not all of such services may be used by the Sub-Adviser in connection with the Fund. The Sub-Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Sub-Adviser believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Sub-Adviser are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.


                                  DISTRIBUTIONS

         Net investment income of the Fund consists of all income (other than net capital gain) less all expenses of the Fund. Expenses are accrued each day. As described in the Fund's Prospectus, the Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute at least quarterly all, or substantially all, of its net investment income as dividends to shareholders. In addition, at least annually, the Fund also intends to distribute any net capital gains to shareholders as capital gain dividends. The Board of Trustees may at its discretion in the future change the Fund's dividend policy. Unless you elect to receive cash distributions, your dividends of net investment income and capital gain dividends will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan.


                              DESCRIPTION OF SHARES

COMMON SHARES

         The beneficial interest of the Fund may be divided from time to time into shares of beneficial interest ("Shares") of such classes and of such designations and par value (if any) and with such rights, preferences, privileges and restrictions as shall be determined by the Trustees in their sole discretion, without shareholder vote. The Fund's Amended and Restated Declaration of Trust (the "Declaration") initially authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of preferred shares, if issued, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and currently have no pre-emptive or conversion rights (except as may otherwise be determined by the Trustees in their sole discretion) or rights to cumulative voting in the election of trustees.

         The Common Shares have been approved for listing on the New York Stock Exchange. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

         Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Net asset value will be reduced immediately following the offering after payment of the sales load and organization and offering expenses. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" below and "The Fund's Investments" in the Fund's Prospectus.


                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

         Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

         The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires the affirmative vote or consent by holders of at least two-thirds of the Shares outstanding and entitled to vote, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (other than a merger, consolidation, reorganization or sale of assets with an acquiring fund that is not an operating entity immediately prior to the transaction), (3) a sale, lease or exchange of all or substantially all of the Fund's assets (other than in the regular course of business of the Fund, sales of assets in connection with the termination of the Fund as provided in the Declaration of Trust, or sale of assets with an acquiring fund that is not an operating entity immediately prior to the transaction), (4) in certain circumstances, a termination of the Fund, (5) removal of Trustees by shareholders, or (6) certain transactions in which a Principal Shareholder (as defined below) is a party to the transactions. However, with respect to items (1), (2) and (3) above, if the applicable transaction has been already approved by the affirmative vote of two-thirds of the Trustees, then the majority of the outstanding voting securities as defined in the 1940 Act (a "Majority Shareholder Vote") is required. In addition, if there are then preferred shares outstanding, with respect to (1) above, two-thirds of the preferred shares voting as a separate class shall also be required unless the action has already been approved by two-thirds of the Trustees, in which case then a Majority Shareholder Vote is required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law or by the terms of any class or series of preferred stock, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. Further, in the case of items (2) or (3) that constitute a plan of reorganization (as such term is used in the 1940 Act) which adversely affects the preferred shares within the meaning of section 18(a)(2)(D) of the 1940 Act, except as may otherwise be required by law, the approval of the action in question will also require the affirmative vote of two thirds of the preferred shares voting as a separate class, provided, however, that such separate class vote shall be by a Majority Shareholder Vote if the action in question has previously been approved by the affirmative vote of two-thirds of the Trustees.

         Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Shares outstanding and entitled to vote.

         As noted above, pursuant to the Declaration of Trust, the affirmative approval of two-thirds of the Shares outstanding and entitled to vote, subject to certain exceptions, shall be required for the following transactions in which a Principal Shareholder (as defined below) is a party: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash other than pursuant to a dividend reinvestment or similar plan available to all Shareholders; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period). However, shareholder approval for the foregoing transactions shall not be applicable to (i) any transaction, including, without limitation, any rights offering, made available on a pro rata basis to all Shareholders of the Fund or class thereof unless the Trustees specifically make such transaction subject to this voting provision, (ii) any transaction if the Trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction or (iii) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Fund and its subsidiaries. As described in the Declaration of Trust, a Principal Shareholder shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the outstanding Shares and shall include any affiliate or associate (as such terms are defined in the Declaration of Trust) of a Principal Shareholder. The above affirmative vote shall be in addition to the vote of the Shareholders otherwise required by law or by the terms of any class or series of preferred stock, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange.

         The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

         Reference should be made to the Declaration on file with the SEC for the full text of these provisions.

         The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable to any person in connection with the Fund property or the affairs of the Fund or for any neglect or wrongdoing of any officer, employee or agent of the Fund or for the act or omission of any other Trustee. Nothing in the Declaration, however, protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with or on behalf of the Fund.


             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value ("NAV"), call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the

Trustees, in consultation with the Fund's Adviser, Sub-Adviser and any corporate finance services and consulting agent that the Adviser may retain from time to time, may review possible actions to reduce any such discount. Actions may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, the Trustees may, subject to their fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. Before deciding whether to take any action if the Fund's Common Shares trade below NAV, the Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its Shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Trustees may determine that, in the interest of the Fund and its Shareholders, no action should be taken.

         Further, the staff of the SEC currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the NAV of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering Shareholders.

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will increase the Fund's expenses and reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from NAV will be made by the Trustees at the time they consider such issue, it is the Trustees' present policy, which may be changed by the Trustees, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair status as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Trustees may in the future modify these conditions in light of experience with respect to the Fund.

         Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's shares outstanding and entitled to vote; provided, however, that unless otherwise provided by law, if there are preferred shares outstanding, the affirmative vote of two-thirds of the preferred shares voting as a separate class shall be required; provided, however, that such votes shall be by the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act, if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. See the Prospectus under "Closed-End Fund Structure" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, the Fund's Common Shares would no longer be listed on the New York Stock Exchange. Any Preferred Shares or other Borrowings would need to be redeemed or repaid upon conversion to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Trustees may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

         The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund's shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and NAV that might otherwise exist.

         In addition, a purchase by the Fund of its Common Shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio.

                                   TAX MATTERS

FEDERAL INCOME TAX MATTERS

         The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler LLP, counsel to the Fund.

         Set forth below is a discussion of the material U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a United States person (as defined for U.S. federal income tax purposes) and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, locality, non-U.S. country, or other taxing jurisdiction.

         The Fund intends to elect and to qualify annually to be treated as a regulated investment company under the Code.

         To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year.

         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders.

The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax unless, generally, the Fund distributes during each calendar year at least an amount equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a regulated investment company.

DISTRIBUTIONS

         Dividends paid out of the Fund's investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. However, pursuant to the "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), certain ordinary income dividends received from the Fund may be taxed at reduced capital gains tax rates. In particular, under the Tax Act, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain, provided certain holding period and other requirements are satisfied and provided the dividends are attributable to "qualified dividend income" received by the Fund itself. Dividends received by the Fund from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning after December 31, 2002 and beginning before January 1, 2009. Higher tax rates will be imposed in 2009 unless further legislative action is taken by Congress. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the reduced capital gains tax rates. There can be no assurance that a portion of the Fund's income distributions will not be fully taxable as ordinary income.

         A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction generally is not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

         Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

         The Fund may retain for investment its net capital gain and pay corporate income tax on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (1) will be required to include in income as long-term capital gain their share of such undistributed capital gain and (2) will be entitled to credit their proportionate share of the tax paid by the Fund against their U.S. federal income tax liability, if any, and to claim refunds to the extent the credit exceeds such liability. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of undistributed capital gain included in the gross income of such shareholder less the tax deemed paid by such shareholder under clause (2) of the immediately preceding sentence.

         Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

SALE OR EXCHANGE OF FUND SHARES

         Upon the sale or other disposition of shares of the Fund, a shareholder may realize a capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount realized and the shareholder's tax basis in his shares and will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

         Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares.

NATURE OF FUND'S INVESTMENTS

         Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur or (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent the disqualification of the Fund from being taxed as a regulated investment company.

FUTURES CONTRACTS AND OPTIONS

         The Fund's transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company.

         In particular, the Fund expects to write (sell) call options with respect to certain securities held by the Fund. Depending on whether such options are exercised or lapse, or whether the securities or options are sold, the existence of these options will affect the amount and timing of the recognition of income and whether the income qualifies as long-term capital gain.

         The Fund's covered call writing strategy may result in certain of its positions being treated as tax straddles. The tax straddle rules are extremely complex and include provisions which could result in the deferral of tax recognition of certain realized losses, reductions in the holding period of any position that is part of the straddle and the capitalization of certain interest expense and carrying charges. To the extent that any of the Fund's positions constitute tax straddles which do not qualify as a "qualified covered call" under Section 1092(c)(4), the impact upon the Fund's income taxes will include: dividends received on the long common stock leg of the straddle may not be eligible for distributions that qualify as "qualified dividend income" or for the corporate dividends received deduction, the Fund will generally realize short-term gain or loss on the long common stock leg of the straddle (to the extent losses are not otherwise deferred) and, realized losses on either the long common stock or the written (short) option legs of the straddle may be deferred for tax purposes to the extent that both legs of the straddle are not closed within the same tax year.


         In general, a "qualified covered call option" is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with granting the option which meets certain requirements, including: the option is exchange-traded or, if over-the-counter, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not "deep-in-the-money" (within the meaning of Section 1092), is not granted by an options dealer (within the meaning of Section 1256(g)(8)) in connection with the option dealer's activity of dealing in options, and gain or loss with respect to such option is not ordinary income or loss. Provided the Fund's covered calls meet the definition of qualified covered calls and are not part of a larger straddle, the general tax straddle holding period termination rules will not apply. As a result, dividend income received with respect to the long common stock leg of the straddle may be eligible for qualified dividend income and corporate dividends received deduction treatment (assuming all other relevant requirements are met). In addition, the general tax straddle rules requiring loss deferral and the capitalization of certain interest expense and carrying charges will not apply. Qualified covered call option positions are, however, subject to special rules in the case of options which are in-the-money (but still not "deep-in-the-money") or for positions which are closed near year end (and not within the same year end). Legislation has been proposed (Senate Bill
1637) that, if enacted, may negatively impact the availability of the qualified covered call exception. No assurance can be given as to the likelihood of such legislation being enacted.


         The Fund may enter into transactions that would be treated as "Section 1256 Contracts" under the Code. In general, the Fund would be required to treat any Section 1256 Contracts as if they were sold for their fair market value at the end of the Fund's taxable year, and would be required to recognize gain or loss on such deemed sale for federal income tax purposes even though the Fund did not actually sell the contract and receive cash. Forty percent of such gain or loss would be treated as short-term capital gain or loss and sixty percent of such gain or loss would be treated as long-term capital gain or loss.

BACKUP WITHHOLDING

         The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The withholding rate is 28% until 2011, when the rate will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, if any, or refunded to the shareholder provided that the required information is furnished to the IRS.

NON-U.S. SHAREHOLDERS

         U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

         Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will be subject to a U.S. withholding tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. Non-U.S. shareholders must provide the Fund with a properly completed IRS Form W-8BEN certifying that they are not United States persons and to claim any applicable treaty benefits.

         Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period generally applies only in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. federal income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. withholding tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury (generally on IRS Form W-8BEN) or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund in the United States will ordinarily be exempt from U.S. tax.

         Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder and the non-U.S. shareholder provides the Fund with a properly completed IRS Form W-8ECI, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will not be subject to the 30% U.S.

withholding tax described above, but rather will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

OTHER TAXES

         Fund shareholders may be subject to state, local and foreign taxes with respect to their investment in Fund Shares. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION

         The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds. In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average, Nasdaq Composite Index and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.) Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

         The Fund may, from time to time, show the standard deviation of either the Fund or the Fund's investment strategy and the standard deviation of the Fund's benchmark index. Standard deviation is a statistical measure of the historical volatility of a portfolio. Standard deviation is the measure of dispersion of historical returns around the mean rate of return.

         From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investments comparing the Fund's performance with that of other investment companies should give consideration to the quality and type of the respective investment companies' portfolio securities.

         The Fund's "average annual total return" is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

         Average Annual Total Return will be computed as follows:

                 ERV = P(1+T)/n/

           Where   P = a hypothetical initial payment of $1,000
                   T = average annual total return
                   n = number of years
                ERV  = ending redeemable value of a hypothetical $1,000
                       payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

         The Funds may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in a Fund. A Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

         Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

         Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

                 ATV/D/ = P(1+T)/n/

      Where:    P = a hypothetical initial investment of $1,000
                T = average annual total return (after taxes on distributions) n = number of years
           ATV/D/ = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

         Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

                  ATV/DR/ = P(1+T)/n/

         Where:    P = a hypothetical initial investment of $1,000
                   T = average annual total return (after taxes on distributions and redemption) n = number of years
             ATV/DR/ = ending value of a hypothetical $1,000 investment made at the beginning periods, at the end of the periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

         Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

              Yield = 2 [( a-b/cd +1)/6/ - 1]

     Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
               d = the maximum offering price per share on the last day of the period

         Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.


                                     EXPERTS

         The Financial Statements of the Fund as of August 17, 2004, appearing in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Deloitte & Touche LLP provides accounting and auditing services to the Fund. The principal business address of Deloitte & Touche LLP is 180 North Stetson Avenue, Chicago, Illinois 60601.


                   CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT

         PFPC Trust Company, 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as custodian for the Fund. As such, PFPC Trust Company has custody of all securities and cash of the Fund maintained in the United States and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. PFPC Inc., 301 Bellevue

Parkway, Wilmington, Delaware 19809 is the transfer, registrar, dividend disbursing agent and shareholder servicing agent for the Fund and provides certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts. PFPC Inc. also provides certain accounting and administrative services to the Fund pursuant to an Administration and Accounting Services Agreement, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent public accountant and providing the accountant with certain Fund accounting information; and providing other continuous accounting and administrative services.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Funds' independent registered public accounting firm, Deloitte & Touche LLP, 180 North Stetson Avenue, Chicago, Illinois 60601, audit and report on the Fund's annual financial statements, and perform other professional accounting, auditing and advisory services when engaged to do so by the Fund.


                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees and Shareholder of First Trust/Fiduciary Asset Management Covered Call Fund

         We have audited the accompanying statement of assets and liabilities of First Trust/Fiduciary Asset Management Covered Call Fund (the "Fund"), as of August 17, 2004. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

         We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of cash owned as of August 17, 2004, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of First Trust/Fiduciary Asset Management Covered Call Fund as of August 17, 2004, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Chicago, Illinois
August 24, 2004

            FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND
                              FINANCIAL STATEMENTS

            FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND
                       STATEMENT OF ASSETS AND LIABILITIES

                                 AUGUST 17, 2004

ASSETS:

Cash                                                                  $100,008

Offering costs                                                        $600,000
                                                                      --------
                                                                      $700,008
                                                                      ========
LIABILITIES:

Offering costs payable                                                $600,000
                                                                      --------
Net Assets                                                            $100,008
                                                                      ========

NET ASSETS - Applicable to 5,236 shares                               $100,008
                                                                      ========

NET ASSET VALUE PER SHARE (net assets divided by 5,236 shares.)        $19.100
                                                                       =======

Notes to Statement of Assets and Liabilities:

Note 1.  Organization

First Trust/Fiduciary Asset Management Covered Call Fund (the "Fund") is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Fund was organized as a Massachusetts business trust on May 20, 2004, pursuant to a Declaration of Trust governed by the laws of the Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund has had no operations through August 17, 2004 other than those relating to organizational matters and the sale and issuance of 5,236 common shares of beneficial interest to First Trust Advisors L.P. (the "Adviser").

Note 2.  Significant Accounting Policies

The Adviser has assumed organization costs estimated to be $50,000. The Adviser has also agreed to assume offering costs in excess of $.04 a share, if any.

The Fund's statement of assets and liabilities is prepared in conformity with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts and disclosures in the statement of assets and liabilities. Actual results could differ from those estimates.

The Fund intends to comply in its initial fiscal year and thereafter with provisions of the Internal Revenue Code applicable to regulated investment companies and as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) distributed to shareholders.

Offering costs will be charged to paid-in-capital in proportion to the number of shares sold during the offering period.

Note 3.  Fees and Other Transactions with Affiliated Parties

On June 7, 2004, the Fund's Board of Trustees approved an Investment Management Agreement with the Adviser. The Fund has agreed to pay an annual management fee for the services and facilities provided by the Adviser, payable on a monthly basis, equal to the annual rate of 1.00% of the Fund's average daily managed assets.

The Sub-Adviser receives a portfolio management fee equal to 0.50% of the Fund's managed assets. The Sub-Adviser's fee is paid by the Adviser out of the Adviser's management fee.

            FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND



                            18,500,000 COMMON SHARES



                       STATEMENT OF ADDITIONAL INFORMATION



                                AUGUST 26, 2004






                                   Back Cover



                                   APPENDIX A

                         FIDUCIARY ASSET MANAGEMENT, LLC

                               PROXY VOTING POLICY

A.       STATEMENT OF POLICY

          1. It is the policy of Fiduciary Asset Management, LLC ("FAM") to vote all proxies over which it has voting authority in the best interest of FAM's clients.

B.       DEFINITIONS

          2. By "best interest of FAM's clients," FAM means clients' best economic interest over the long term -- that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

          3. By "material conflict of interest," FAM means circumstances when FAM itself knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies of that issuer are voted.

C.       FAM INVESTS WITH MANAGEMENTS THAT SEEK SHAREHOLDERS' BEST INTERESTS

          4. Under its investment philosophy, FAM generally invests client funds in a company only if FAM believes that the company's management seeks to serve shareholders' best interests. Because FAM has confidence in the managements of the companies in which it invests, it believes that management decisions and recommendations on issues such as proxy voting generally are likely to be in shareholders' best interests.

          5. FAM may periodically reassess its view of company managements. If FAM concludes that a company's management no longer serves shareholders' best interests, FAM generally sells its clients' shares of the company. FAM believes that clients do not usually benefit from holding shares of a poorly managed company or engaging in proxy contests with management.

D.       FAM'S PROXY VOTING PROCEDURES

          6. When companies in which FAM has invested client funds issue proxies, FAM routinely votes the proxies as recommended by management, because it believes that recommendations by these companies' managements generally are in shareholders' best interests, and therefore in the best economic interest of FAM's clients.

          7. If FAM has decided to sell the shares of a company, whether because of concerns about the company's management or for other reasons, FAM generally abstains from voting proxies issued by the company after FAM has made the decision to sell. FAM generally will not notify clients when this type of routine abstention occurs.

          8. FAM also may abstain from voting proxies in other circumstances. FAM may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of clients, such as when foreign proxy issuers impose unreasonable voting or holding requirements. FAM generally will not notify clients when this type of routine abstention occurs.

          9. The procedures in this policy apply to all proxy voting matters over which FAM has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

E.       ALTERNATIVE PROCEDURES FOR POTENTIAL MATERIAL CONFLICTS OF INTEREST

         10. In certain circumstances, such as when the proponent of a proxy proposal is also a client of FAM, an appearance might arise of a potential conflict between FAM's interests and the interests of affected clients in how the proxies of that issuer are voted.

         11. Because FAM does not exercise discretion in voting proxies, but routinely votes proxies as recommended by management, no potential conflict of interest could actually affect FAM's voting of the proxies.

       12.a. Nevertheless, when FAM itself knowingly does business with a particular proxy issuer and a material conflict of interest between FAM's interests and clients' interests may appear to exist, FAM generally would, to avoid any appearance concerns, follow an alternative procedure rather than vote proxies as recommended by management. Such an alternative procedure generally would involve causing the proxies to be voted in accordance with the recommendations of an independent service provider that FAM may use to assist in voting proxies. FAM generally will not notify clients if it uses this procedure to resolve an apparent material conflict of interest. FAM will document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

       12.b. In unusual cases, FAM may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

                   (i) Notifying affected clients of the conflict of interest (if practical), and seeking a waiver of the conflict to permit FAM to vote the proxies under its usual policy;

                  (ii) Abstaining from voting the proxies; or


                                      A-2


                 (iii) Forwarding the proxies to clients so that clients may vote the proxies themselves.

         FAM generally will notify affected clients if it uses one of these alternative procedures to resolve a material conflict of interest.

F.       OTHER EXCEPTIONS

         13. On an exceptions basis, FAM may for other reasons choose to depart from its usual procedure of routinely voting proxies as recommended by management.

G. VOTING BY CLIENT INSTEAD OF FAM

         14. A FAM client may vote its own proxies instead of directing FAM to do so. FAM recommends this approach if a client believes that proxies should be voted based on political or social interests.

         15. FAM generally will not accept proxy voting authority from a client (and will encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with FAM's guidelines or with the client's best economic interest in FAM's view.

         16. FAM generally will abstain from voting on (or otherwise participating in) the commencement of legal proceedings such as shareholder class actions or bankruptcy proceedings.

H.       PERSONS RESPONSIBLE FOR IMPLEMENTING FAM'S POLICY

         17. FAM's client services staff has primary responsibility for implementing FAM's proxy voting procedures, including ensuring that proxies are timely submitted. FAM also may use a service provider to assist in voting proxies, recordkeeping, and other matters.

         18. FAM's security analysts routinely review proxy proposals as part of their ongoing reassessment of companies and their managements.

I.       RECORDKEEPING

         19. FAM or a service provider maintains, in accordance with Rule 204-2 of the Investment Advisers Act:

                   (i) Copies of all proxy voting policies and procedures;

                  (ii) Copies of proxy statements received (unless maintained elsewhere as described below);


                                      A-3


                 (iii) Records of proxy votes cast on behalf of clients;

                  (iv) Documents prepared by FAM that are material to a decision on how to vote or memorializing the basis for a decision; and

                   (v) Written client requests for proxy voting information, and
         (vi) written responses by FAM to written or oral client requests.

         20. FAM will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if FAM relies on the service provider to maintain related records.

         21. FAM or its service provider may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

         22. All proxy related records will be maintained in an easily accessible place for five years (and an appropriate office of FAM or a service provider for the first two years).

J. AVAILABILITY OF POLICY AND PROXY VOTING RECORDS TO CLIENTS

         23. FAM will initially inform clients of this policy and how a client may learn of FAM's voting record for the client's securities through summary disclosure in Part II of FAM's Form ADV. Upon receipt of a client's request for more information, FAM will provide to the client a copy of this proxy voting policy and/or how FAM voted proxies for the client during the period since this policy was adopted.

         Adopted effective August 1, 2003 and as amended September 9, 2003.


                                      A-4